SECTION 351 EXCHANGE AGREEMENT AND PLAN OF CONVERSION

                                      AMONG

                 INTERNATIONAL PRIVATE SATELLITE PARTNERS, L.P.

                          ORION NETWORK SYSTEMS, INC.,

                          ORION SATELLITE CORPORATION,

                     BRITISH AEROSPACE COMMUNICATIONS, INC.

                    COM DEV SATELLITE COMMUNICATIONS LIMITED

                  KINGSTON COMMUNICATIONS INTERNATIONAL LIMITED

                LOCKHEED MARTIN COMMERCIAL LAUNCH SERVICES, INC.

                                MCN SAT US, INC.

                                       and

                         TRANS-ATLANTIC SATELLITE, INC.






                                   Dated as of

                                 June ___, 1996


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                                TABLE OF CONTENTS
                                -----------------
                                                                          Page
                                                                          ----

1.    DEFINITIONS..........................................................2

2.    NEWCO FORMATION......................................................2
      2.1.  Formation of New Corporation...................................2
      2.2.  Initial Ownership of Newco.....................................2
      2.3.  Replication of ONS Management..................................3
      2.4.  Newco Formation Documents......................................3

3.    EXCHANGE OF INTERESTS................................................3
      3.1.  Newco Preferred Stock..........................................3
      3.2.  Terms of Exchange..............................................4
      3.3.  Allocation of Newco Preferred Stock............................8

4.    MERGER...............................................................8
      4.1.  Formation of Subsidiary of Newco...............................8
      4.2.  Terms of Merger................................................8
      4.3.  Transfer of Certain Contracts..................................9
      4.4.  Merger Documents...............................................9

5.    ADDITIONAL UNDERTAKINGS AND COVENANTS................................9
      5.1.  Consents and Approvals.........................................9
      5.2.  Approval by Stockholders of ONS................................10
      5.3.  Refinancing of Credit Facility; Cancellation of Capacity
               Agreements..................................................11
      5.4.  Amendment and Restatement of Partnership Agreement.............12
      5.5.  Registration Rights............................................12
      5.6.  Access; Investigations by the Exchanging Partners..............13
      5.7.  Waiver of Right of First Refusal under the Partnership
               Agreement...................................................13
      5.8.  Convertible Subordinated Debentures............................14
      5.9.  Agreement Regarding Transfer...................................14
      5.10. Release of Claims..............................................14
      5.11. Legend, Removal................................................15
      5.12. Tax-Free Status................................................15

6.    REPRESENTATIONS AND WARRANTIES OF EXCHANGING
      PARTNERS.............................................................15
      6.1.  Title to LP Interests; Other LP Rights.........................16
      6.2.  Organization and Standing; Capacity............................16
      6.3.  Authorization..................................................16
      6.4.  Restrictions and Consents......................................17
      6.5.  Binding Obligation.............................................17

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      6.6.  Transfer of Title..............................................17
      6.7.  Accredited Investors...........................................17
      6.8.  Name Change of Lockheed Martin.................................17

7.    REPRESENTATIONS AND WARRANTIES OF ONS................................17
      7.1.  Organization and Standing......................................18
      7.2.  Authorization..................................................18
      7.3.  Restrictions and Consents......................................18
      7.4.  Binding Obligation.............................................18
      7.5.  Issuance of Shares.............................................19
      7.6.  Capitalization.................................................19
      7.7.  No Liabilities.................................................20
      7.8.  Taxes..........................................................20
      7.9.  Subsidiaries...................................................20
      7.10. Books and Records..............................................21
      7.11. Litigation.....................................................21
      7.12. SEC Filings....................................................21
      7.13. Transactions with Exchanging Partners..........................22
      7.14. Absence of Violations..........................................22

8.    RESTRICTED SECURITIES................................................22
      8.1.  No Registration Under the Securities Act.......................22
      8.2.  Acquisition for Investment.....................................22
      8.3.  Evaluation of Merits and Risks of Investment...................23
      8.4.  Review of Documents............................................23
      8.5.  Opportunity to Request Information.............................23

9.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE EXCHANGING
      PARTNERS.............................................................24
      9.1.  Representations and Warranties.................................24
      9.2.  Performance....................................................24
      9.3.  Documents at Closing...........................................24
      9.4.  Refinancing of Credit Facility, Cancellation of Capacity
               Agreements..................................................24
      9.5.  Consents.......................................................25
      9.6.  Registration...................................................25
      9.7.  Satellite Contract.............................................25
      9.8.  Launch Sub Contract............................................25
      9.9.  Newco Formation................................................25
      9.10. Merger.........................................................26
      9.11. Tax Opinion....................................................26

10.   CONDITIONS PRECEDENT TO OBLIGATIONS OF ONS AND
      ORIONSAT.............................................................26
      10.1. Representations and Warranties.................................26

      10.2.  Performance...................................................26
      10.3.  Documents at Closing..........................................26
      10.4.  Consents......................................................27
      10.5.  Refinancing of Credit Facility, Cancellation of Capacity
               Agreements..................................................27
      10.6.  Partnership Agreement Amendment...............................27
      10.7.  Consents of the ONS Stockholders..............................27
      10.8.  Completion of Financing for a Second Satellite................27
      10.9.  Satellite Contract............................................27
      10.10. Newco Formation...............................................27
      10.11. Merger........................................................28

11.   CLOSING..............................................................28
      11.1.  Closings......................................................28
      11.2.  Deliveries by the Exchanging Partners.........................28
      11.3.  Deliveries by ONS and Newco...................................29
      11.4.  Order of Effectiveness........................................30

12.   SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION;
      REMEDIES.............................................................30
      12.1.  Survival of Representations...................................30
      12.2.  Agreement of Newco, ONS and OrionSat to Indemnify.............30
      12.3.  Conditions of Indemnification.................................31
      12.4.  Specific Performance; No Consequential Damages................32

13.   TERMINATION..........................................................32
      13.1.  Termination...................................................32
      13.2.  Effect of Termination.........................................33

14.   MISCELLANEOUS........................................................33
      14.1.  Additional Actions and Documents..............................33
      14.2.  Broker's Fees or Liabilities..................................34
      14.3.  Expenses......................................................34
      14.4.  Assignment....................................................34
      14.5.  Entire Agreement; Amendment...................................34
      14.6.  Waiver........................................................34
      14.7.  Consent to Jurisdiction.......................................35
      14.8.  Severability..................................................35
      14.9.  Governing Law.................................................35
      14.10. Notices.......................................................35
      14.11. Headings......................................................37
      14.12. Execution in Counterparts.....................................37
      14.13. Limitation on Benefits........................................38
      14.14. Binding Effect................................................38

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EXHIBITS:

Exhibit A                  Definitions
Exhibit B                  Certificate of Designations
Exhibit C                  Third Amended and Restated Partnership Agreement
Exhibit D                  Registration Rights Agreement
Exhibit E                  Agreement Regarding Transfer Restrictions
Exhibit F                  Assignment of LP Interests
Exhibit G                  Assignment of Other LP Rights
Exhibit H                  Termination of Guarantees
Exhibit I                  Legal Opinion of ONS and Newco Counsel
Exhibit J                  Escrow Agreement
Exhibit K                  Communications Memorandum



SCHEDULES:

Schedule 7.3               Restrictions and Consents
------------
Schedule 7.9               List of Subsidiaries of ONS
------------
Schedule 7.11              Skydata Litigation
-------------

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              SECTION 351 EXCHANGE AGREEMENT AND PLAN OF CONVERSION


                  THIS SECTION 351 EXCHANGE AGREEMENT AND PLAN OF CONVERSION (this "Agreement") is entered into as of June ___, 1996, between and among International Private Satellite Partners, L.P., a Delaware limited partnership ("Orion Atlantic"); Orion Network Systems, Inc., a Delaware corporation ("ONS"); Orion Satellite Corporation, a Delaware corporation ("OrionSat"); and each of the following entities that executes and delivers a signature page hereto on or before July 12, 1996: British Aerospace Communications, Inc., a Delaware
corporation  ("BAe"),  COM DEV  Satellite  Communications  Limited,  a  Canadian
corporation ("COM DEV"), Kingston Communications International Limited, a company incorporated under the laws of England ("Kingston"), Lockheed Martin Commercial Launch Services, Inc., a Delaware corporation ("Lockheed Martin"), MCN Sat US, Inc., a Delaware corporation ("MCN Sat"), and Trans Atlantic
Satellite, Inc., a Delaware corporation ("TA Sat") (collectively, the "Exchanging Partners").

                  WHEREAS, ONS and the Exchanging Partners (collectively, the "Limited Partners") collectively own limited partnership interests in Orion Atlantic;

                  WHEREAS,  OrionSat  is  the  sole  general  partner  of  Orion
Atlantic;

                  WHEREAS, ONS and the Exchanging Partners desire to (i) form a new Delaware corporation to be named Orion Newco Services, Inc. ("Newco")
substantially identical in all material respects (including with respect to certificate of incorporation, bylaws, capital structure, and similar matters) to ONS in the Newco Formation (as defined below); (ii) have a newly created subsidiary of Newco merge into ONS in a transaction in which all capital stock of ONS is exchanged for equivalent capital stock (common or preferred, as applicable, with the same relative rights and preferences) of Newco, and in which ONS becomes a wholly owned subsidiary of Newco in the Merger (as defined below); and (iii) have the Exchanging Partners transfer their limited partnership interests in Orion Atlantic to Newco in exchange for shares of a newly created class of Series C 6% Cumulative Convertible Redeemable Preferred Stock of Newco (the "Newco Preferred Stock") on the terms and conditions set forth herein in the Exchange (as defined below), all pursuant to Section 351 of the Internal Revenue Code of 1986, as amended (the "Code"); and

                  WHEREAS, in connection with the transactions described in the prior paragraph, the Credit Facility Refinancing, Bond Offering, Bank Agreement Termination, Capacity Agreement Termination and Convertible Subordinated
Debenture Offering (as defined below) will be pursued. The transactions contemplated by this Agreement are believed to be necessary to accomplish the Credit Facility Refinancing, Bond Offering, Bank Agreement Termination, Capacity Agreement Termination and Convertible Subordinated Debenture Offering, and all parties hereto, including the Exchanging Partners, which will be the stockholders of Newco immediately after completion of the Exchange, believe that they will benefit substantially from the Credit Facility Refinancing, Bond Offering, Bank Agreement Termination, Capacity Agreement Termination and Convertible Subordinated Debenture Offering.

                  NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:


1.                DEFINITIONS

                  For all purposes of this Agreement, certain capitalized terms specified in Exhibit A shall have the meanings set forth in that Exhibit A, except as otherwise expressly provided.


2.                NEWCO FORMATION


                  2.1.      FORMATION OF NEW CORPORATION

                  The parties hereto shall form a new Delaware corporation to be named Orion Newco Services, Inc. which is substantially identical in all material respects to ONS (the "Newco Formation"). In particular, Newco shall have a certificate of incorporation and bylaws substantially identical in all material respects to those of ONS (modified to reflect the different name and Newco being a newly formed corporation). Pursuant to the certificate of incorporation of Newco, the board of directors of Newco shall duly adopt, authorize, execute and file Certificates of Designations, Rights and Preferences of Series A 8% Cumulative Redeemable Convertible Preferred Stock of Newco substantially identical in all material respects to the ONS Series A Preferred Stock (as defined below) and of Series B 8% Cumulative Redeemable Convertible Preferred Stock of Newco substantially identical in all material respects to the ONS Series B Preferred Stock (as defined below).


                  2.2.      INITIAL OWNERSHIP OF NEWCO

                  ONS shall be the initial stockholder of Newco, and shall own one share of Newco common stock.

                  2.3.      REPLICATION OF ONS MANAGEMENT

                  ONS shall take the steps necessary to make the management of Newco identical to the management of ONS, including with respect to directors and officers.


                  2.4.     NEWCO FORMATION DOCUMENTS

                  ONS shall cause all necessary documents (the "Newco Formation Documents") to effect the Newco Formation and other matters referred to in Sections 2.1, 2.2 and 2.3 to be prepared and circulated to the Exchanging Partners for review and comment. The Exchanging Partners agree to submit any comments on the Newco Formation Documents, consistent with the requirement that Newco be substantially identical in all material respects to ONS, within 10 Business Days after all Exchanging Partners have received the initial drafts of such documents and within five Business Days after receipt of subsequent drafts. ONS shall cause final drafts of the Newco Formation Documents to be prepared, consistent with the requirement that Newco be substantially identical in all material respects to ONS, and circulated to the Exchanging Partners. The
Exchanging Partners shall have a period of five Business Days after all Exchanging Partners have received such final drafts to raise any objections to the contents of such documents, consistent with the requirement that Newco be substantially identical in all material respects to ONS, and the parties shall negotiate in good faith to resolve any such objections. The resolution of any such objections shall be reflected in the Newco Formation Documents, and such documents shall be finalized and implemented. ONS shall cause the Newco
Formation Documents, as finalized and implemented, to be circulated to the Exchanging Partners. If the finalized Newco Formation Documents are not consistent with the requirement that Newco be substantially identical in all material respects to ONS and any discrepancies are not reasonably acceptable to the Exchanging Partners, each of the Exchanging Partners shall have the right to terminate this Agreement pursuant to the final paragraph of Section 13.1. If all of the Exchanging Partners shall not have terminated this Agreement pursuant to the final paragraph of Section 13.1 within a period of five Business Days after all Exchanging partners have received such finalized and implemented Newco Formation Documents, the "Newco Finalization Date" shall be deemed to have occurred on the last day of such period.


3.                EXCHANGE OF INTERESTS


                  3.1.      NEWCO PREFERRED STOCK

                  Newco shall duly adopt, authorize, execute and file the Certificate of Designations, Rights and Preferences of Series C 6% Cumulative Redeemable Convertible Preferred Stock establishing the terms and relative rights and preferences of such series of Newco Preferred Stock in the form set forth as Exhibit B to this Agreement (the "Certificate of Designations") and authorize the issuance and sale to the Exchanging Partners of the aggregate number of shares of Newco Preferred Stock to be issued to the Exchanging Partners hereunder (and Newco shall authorize the issuance and sale of such additional shares of Newco Preferred Stock in an amount equal to the aggregate of the Adjustment Amounts referred to in Section 3.2(c) hereof). The Certificate of Designations shall be in full force and effect under the laws of the State of Delaware as of the Closing Date.


                  3.2.      TERMS OF EXCHANGE

                  On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions hereof, each of the Exchanging Partners hereby agrees to transfer to Newco at the Closing all of its limited partnership interests in Orion Atlantic (individually, an "LP Interest" and collectively the "LP Interests") and other rights relating thereto as specified below ("Other LP Rights") in exchange for shares of Newco Preferred Stock (collectively, the "Exchange"), as follows:

                  (a)      Transfers by the Exchanging Partners to Newco.

                           (i) If BAe is an  Exchanging  Partner,  BAe agrees to
transfer to Newco at the Closing its 25.00% LP Interest; all of its rights and obligations under the Partnership Agreement, including all of its rights to receive distributions and allocations thereunder, and all other rights it may have as a limited partner of Orion Atlantic under applicable law; all of its rights and obligations under the Refund Agreement, including all of its rights to receive refunds thereunder; all of its rights and obligations under the Consent and Agreement, including all of its rights to transfer LP Interests thereunder; all of its rights and obligations under the Preferred Bidders Agreement; all of its rights under the Option Agreement; all of its rights under the Subscription Agreement; and all of its rights and obligations under the Agreement of Principles (collectively, the "BAe Exchange Assets").

                           (ii) If COM  DEV is an  Exchanging  Partner,  COM DEV
agrees to transfer to Newco at the Closing its 4.17% LP Interest; all of its rights and obligations under the Partnership Agreement, including all of its rights to receive distributions and allocations thereunder, and all other rights it may have as a limited partner of Orion Atlantic under applicable law; all of its rights and obligations under the Refund Agreement, including all of its rights to receive refunds thereunder; all of its rights and obligations under the PPU Agreement, including all of its rights to receive repayment of amounts advanced thereunder and interest accrued on such advances; all of its rights and obligations under the Preferred Bidders Agreement; all of its rights under the Option Agreement; all of its rights under the Subscription Agreement; and all of its rights and obligations under the Agreement of Principles (collectively, the "COM DEV Exchange Assets").

                           (iii) If Kingston is an Exchanging Partner,  Kingston
agrees to transfer to Newco at the Closing its 4.17% LP Interest; all of its rights and obligations under the Partnership Agreement, including all of its rights to receive distributions and allocations thereunder, and all other rights it may have as a limited partner of Orion Atlantic under applicable law; all of its rights and obligations under the PPU Agreement, including all of its rights to receive repayment of amounts advanced thereunder and interest accrued on such advances, other than interest paid to Kingston under Section 3.2(d); all of its rights and obligations under the Preferred Bidders Agreement; all of its rights under the Option Agreement; all of its rights under the Subscription Agreement; and all of its rights and obligations under the Agreement of Principles (collectively, the "Kingston Exchange Assets"). The Kingston Sales Representative Agreements shall remain in full force without any modifications being effected by this Agreement, and Orion Atlantic, OrionSat and Kingston agree that even after the Closing and the transfer of the Kingston LP Interest to Newco, Kingston shall continue to be treated as if it were a limited partner of Orion Atlantic for purposes of payment of the Override Commissions under the Kingston Sales Representative Agreements only.

                           (iv) If  Lockheed  Martin is an  Exchanging  Partner,
Lockheed Martin agrees to transfer to Newco at the Closing its 8.33% LP Interest; all of its rights and obligations under the Partnership Agreement, including all of its rights to receive distributions and allocations thereunder, and all other rights it may have as a limited partner of Orion Atlantic under applicable law; all of its rights and obligations under the Refund Agreement, including all of its rights to receive refunds thereunder; all of its rights and obligations under the PPU Agreement, including all of its rights to receive repayment of amounts advanced thereunder and interest accrued on such advances; all of its rights and obligations under the Preferred Bidders Agreement; all of its rights under the Option Agreement; all of its rights under the Subscription Agreement; and all of its rights and obligations under the Agreement of Principles (collectively, the "Lockheed Martin Exchange Assets").

                           (v) If MCN  Sat is an  Exchanging  Partner,  MCN  Sat
agrees to  transfer  (or cause to be  transferred)  to Newco at the  Closing its
8.33% LP Interest; all of its rights and obligations under the Partnership Agreement, including all of its rights to receive distributions and allocations thereunder, and all other rights it may have as a limited partner of Orion Atlantic under applicable law; all of the rights and obligations of its Affiliate, MCN Sat Service S.A., under the Refund Agreement, including all of such Affiliate's rights to receive refunds thereunder; all of its rights and obligations under the PPU Agreement, including all of its rights to receive repayment of amounts advanced thereunder and interest accrued on such advances; all of its rights and obligations under the Preferred Bidders Agreement; all of its rights under the Option Agreement; all of its rights under the Subscription Agreement; and all of its rights and obligations under the Agreement of Principles (collectively, the "MCN Sat Exchange Assets"). (All references herein to rights or obligations of MCN Sat shall include those which may still be retained by MMB, the
                                       5
transferor of MCN Sat's LP Interest.) The MCN Sat Sales Representative Agreements shall remain in full force without any modifications being effected by this Agreement, and Orion Atlantic, OrionSat and MCN Sat agree that even after the Closing and the transfer of the MCN Sat LP Interest to Newco, MCN Sat shall continue to be treated as if it were a limited partner of Orion Atlantic for purposes of payment of the Override Commissions under the MCN Sat Sales Representative Agreements only.

                           (vi) If TA Sat is an Exchanging Partner, TA Sat shall
transfer to Newco at the Closing its 8.33% LP Interest; all of its rights and obligations under the Partnership Agreement, including all of its rights to receive distributions and allocations thereunder, and all other rights it may have as a limited partner of Orion Atlantic under applicable law; all of its rights and obligations under the Refund Agreement, including all of its rights to receive refunds thereunder; all of its rights and obligations under the Preferred Bidders Agreement; all of its rights under the Option Agreement; all of its rights under the Subscription Agreement; and all of its rights and obligations under the Agreement of Principles (collectively, the "TA Sat Exchange Assets").

                  (b)      Transfers by Newco to the Exchanging Partners.

                           (i) If  BAe is an  Exchanging  Partner,  Newco  shall
transfer to BAe at the Closing, in exchange for the BAe Exchange Assets, 43,953 shares of Newco Preferred Stock, plus its respective Adjustment Amount, calculated as set forth in Section 3.2(c).

                           (ii) If COM DEV is an Exchanging Partner, Newco shall
transfer to COM DEV at the Closing, in exchange for the COM DEV Exchange Assets, 8,302 shares of Newco Preferred Stock, plus its respective Adjustment Amount, calculated as set forth in Section 3.2(c).

                           (iii) If Kingston  is an  Exchanging  Partner,  Newco
shall transfer to Kingston at the Closing, in exchange for the Kingston Exchange Assets, 10,222 shares of Newco Preferred Stock, plus its respective Adjustment Amount, calculated as set forth in Section 3.2(c) and PPU Interest Shares calculated as set forth in Section 3.2(d).

                           (iv) If  Lockheed  Martin is an  Exchanging  Partner,
Newco shall transfer to Lockheed Martin at the Closing, in exchange for the Lockheed Martin Exchange Assets, 17,143 shares of Newco Preferred Stock, plus its respective Adjustment Amount, calculated as set forth in Section 3.2(c).

                           (v) If MCN Sat is an Exchanging Partner,  Newco shall
transfer to MCN Sat at the Closing, in exchange for the MCN Sat Exchange Assets, 15,746 shares of Newco Preferred Stock, plus its respective Adjustment Amount, calculated as set forth in Section 3.2(c).

                           (vi) If TA Sat is an Exchanging Partner,  Newco shall
transfer to TA Sat at the Closing, in exchange for the TA Sat Exchange Assets, 12,426 shares of Newco Preferred Stock, plus its respective Adjustment Amount, calculated as set forth in Section 3.2(c).

                  The number of shares of Newco Preferred Stock specified in this Section 3.2(b), in Sections 3.2(c) and 3.2(d) shall be adjusted proportionately to reflect any subdivision, stock split, stock dividend, recapitalization, combination or reverse stock split of ONS capital stock or similar transaction by ONS between the date hereof and the Closing Date.

                  (c)      Adjustment Amounts.

                  The numbers of shares of Newco Preferred Stock to be issued to the respective Exchanging Partners as listed in Section 3.2(b) shall be increased by the Adjustment Amount for such Exchanging Partner, calculated as set forth below. The "Adjustment Amount" for an Exchanging Partner shall equal
(i) the sum of (A) the amounts paid by such Exchanging Partner for obligations (or an Affiliate of such Exchanging Partner) pursuant to the Capacity Agreement (as defined below) and which is subject to being refunded under the Refund Agreement, and by such Exchanging Partner pursuant to the Contingent Capacity Agreement (as defined below), in each case to which such Exchanging Partner (or an Affiliate of such Exchanging Partner) is a party, during the period from July 1, 1996 through the Closing Date (the "Adjustment Period"), plus (B) the amount of interest accrued with respect to funds advanced by such Exchanging Partner (or an Affiliate of such Exchanging Partner) other than Kingston (or an Affiliate of Kingston) pursuant to the PPU Agreement during the Adjustment Period, minus (ii) the product of the number of days in the Adjustment Period multiplied by the Tax Adjustment Factor for such Exchanging Partner, divided by
(iii) $1,000. To the extent that amounts are due or payable from an Exchanging Partner or Affiliate under its Capacity Agreement or Contingent Capacity Agreement during the Adjustment Period, but are not actually paid prior to the Closing Date, such amounts shall not be included in clause (i)(A) of this paragraph. Similarly, to the extent that amounts are paid by an Exchanging
Partner or Affiliate under its Capacity Agreement or Contingent Capacity Agreement during the Adjustment Period for obligations of such Exchanging Partner arising after the Closing, such amount shall be refunded to the Exchanging Partner at the Closing. Nothing in this paragraph shall affect the obligations of any Exchanging Partner to make any payment under its Capacity Agreement or Contingent Capacity Agreement during the Adjustment Period or otherwise, or affect the amount of interest accruing under the PPU Agreement.

                  (d)      Kingston Investment in PPU Interest Shares.

                  Notwithstanding the exchange of Kingston Exchange Assets pursuant to Sections 3.2(a)(iii) and 3.2(b)(iii), at the Closing Orion Atlantic shall pay to

Kingston in cash the total interest accrued until Closing with respect to funds advanced by Kingston pursuant to the PPU Agreement (the "Total Accrued PPU Interest"). Kingston shall at the Closing invest an amount equal to the Total Accrued PPU Interest in shares of Newco Preferred Stock (the "PPU Interest Shares"). Since the amount to be paid to Kingston under this paragraph is the same as the amount to be invested by Kingston, Orion Atlantic shall pay the Total Accrued PPU Interest directly to Newco at the Closing. The total number of shares of Newco Preferred Stock to be issued to Kingston for its investment under this paragraph shall equal (i) the Total Accrued PPU Interest, minus (ii) the product of the number of days in the Adjustment Period multiplied by the Tax Adjustment Factor for such Exchanging Partner (to the extent Tax Adjustment Factor was not fully applied in (c) above), divided by (iii) $1,000.


                  3.3.     ALLOCATION OF NEWCO PREFERRED STOCK

                           The  Newco  Preferred  Stock  to be  issued  to  each
Exchanging Partner at the Closing shall be allocated among such Exchanging Partner's Exchange Assets as follows: first, to the rights under the PPU Agreement, including rights to receive repayment of amounts advanced thereunder and interest accrued on such advances, and the rights under the Refund Agreement, including rights to receive refunds thereunder, until such Exchanging Partner has received Newco Preferred Stock with a fair market value equal to such rights; and second, to such Exchanging Partner's LP Interest and other Exchange Assets.


4.                MERGER


                  4.1.     FORMATION OF SUBSIDIARY OF NEWCO

                  Newco shall form a new Delaware corporation to be named Orion Merger Company, Inc. ("Merger Sub"), and Newco shall be the sole stockholder of Merger Sub.


                  4.2.     TERMS OF MERGER

                  On the basis of the representations, warranties and agreements contained in a merger agreement, and subject to the terms and conditions hereof, at the Closing Merger Sub shall be merged into ONS pursuant to the Delaware General Corporation Law in a merger in which ONS shall be the surviving company and all of the assets, rights, property, liabilities and obligations of Merger Sub and ONS shall be vested in ONS as the surviving company (the "Merger"). Pursuant to the Merger, holders of all of the capital stock of ONS shall receive, as consideration for their capital stock of ONS, an identical number of shares of substantially identical capital stock (common or preferred, as applicable, with the same relative rights and preferences) of Newco.

                  4.3.     TRANSFER OF CERTAIN CONTRACTS

                  In connection with the Merger, all contracts and agreements relating to capital stock of ONS in effect at the Closing shall be replaced with contracts and agreements substantially equivalent in all material respects relating to the capital stock of Newco, including without limitation, all options, warrants and other rights to purchase capital stock and all contracts relating to registration rights, voting of shares, transfer of shares and similar matters.


                  4.4.     MERGER DOCUMENTS

                  ONS shall cause all necessary documents (the "Merger Documents") to effect the Merger and other matters referred to in Section 4 to be prepared and circulated to the Exchanging Partners for review and comment. The Exchanging Partners agree to submit any comments on the Merger Documents within 10 Business Days after receipt of the initial drafts of such documents and within five Business Days after receipt of subsequent drafts. ONS shall cause final drafts of the Merger Documents to be prepared and circulated to the Exchanging Partners. The Exchanging Partners shall have a period of five Business Days after receipt of such final drafts to raise any objections to the contents of such documents, and the parties shall negotiate in good faith to resolve any such objections. The resolution of any such objections shall be reflected in the Merger Documents, and such documents shall be put in final form for execution at the Closing.


5.                ADDITIONAL UNDERTAKINGS AND COVENANTS

                  ONS and OrionSat, jointly and severally on the one hand, and the Exchanging Partners, severally and not jointly on the other hand, hereby covenant and agree with each other as follows:


                  5.1.     CONSENTS AND APPROVALS

                  ONS and OrionSat shall take all measures reasonably necessary or advisable to secure such consents, authorizations and approvals of governmental authorities and of private persons or entities with respect to the transactions contemplated by this Agreement, and to the performance of all other obligations of such parties hereunder, as may be required by any applicable statute or regulation of the United States or any country, state or other jurisdiction or by any agreement of any kind whatsoever to which any of them is a party or by which any of them is bound and which are set forth on Schedule
7.3. Notwithstanding Sections 6.4 and 7.3, subsequent to the execution of this Agreement and prior to the Closing Date, ONS, OrionSat and the Exchanging Partners shall take all measures reasonably necessary or advisable to secure such consents, authorizations and approvals of governmental authorities and of private persons or entities with respect to the transactions contemplated by this Agreement, and to the performance of all other obligations of such parties hereunder, as may be required by any applicable statute or regulation of the United States or any country, state or other jurisdiction or by any agreement of any kind whatsoever to which any of them is a party or by which any of them is bound. ONS, OrionSat and the Exchanging Partners shall (a) cooperate in the filing of all forms, notifications, reports and information, if any, required or reasonably deemed advisable pursuant to applicable statutes, rules, regulations or orders of any governmental or supragovernmental authority in connection with the transactions contemplated by this Agreement and (b) use their respective good faith efforts to cause any applicable waiting periods thereunder to expire and any objections to the transactions contemplated hereby to be withdrawn before the Closing.


                  5.2.     APPROVAL BY STOCKHOLDERS OF ONS

                  In  addition  to the  consents  and  approvals  referred to in
Section 5.1 above, ONS shall take all measures reasonably necessary or advisable to secure all required consents of the stockholders of ONS (including the consent of holders of ONS' preferred stock) to the Merger, the Exchange and any related transactions requiring stockholder consent (collectively, with any required consent of ONS' preferred stockholders, the "ONS Stockholder Consent"). The parties acknowledge that in order to obtain the ONS Stockholder Consent, ONS will need to file a merger proxy statement with the United States Securities and Exchange Commission ("SEC"), revise the merger proxy statement in response to comments from the SEC, obtain approval of the SEC of the final version of the merger proxy statement before it is mailed to ONS stockholders, call a meeting of stockholders of ONS for approximately 30 days after such merger proxy statement is mailed to ONS stockholders and obtain the requisite stockholder vote at the meeting (such merger proxy statement, including all amendments thereto is referred to herein as the "Merger Proxy Statement"). The Exchanging Partners shall cooperate with ONS in preparing and filing the Merger Proxy Statement with the SEC and in obtaining SEC clearance of the Merger Proxy Statement, including supplying information on each Exchanging Partner which is reasonably necessary or advisable for ONS to include in the Merger Proxy Statement or to be provided to any government agency or authority pursuant to applicable statutes, rules, regulations or orders of any governmental or supragovernmental authority in connection with the Merger and other transactions contemplated by this Agreement; provided, however, that none of the Exchanging Partners shall be required to supply any confidential or proprietary information. ONS shall use its good faith efforts to cause the ONS Stockholder Consent to be obtained expeditiously and any objections of ONS Stockholders to the Merger and other transactions contemplated hereby to be withdrawn before the Closing.

            5.3. REFINANCING OF CREDIT FACILITY; CANCELLATION OF CAPACITY AGREEMENTS

                  It is presently contemplated that Newco, Orion Atlantic, ONS and OrionSat will, as of the Closing Date, complete a refinancing (the "Credit Facility Refinancing") of the indebtedness of Orion Atlantic outstanding under the Credit Agreement (the "Credit Facility") dated December 6, 1991 among Orion Atlantic, the Banks named therein (the "Lenders") and The Chase Manhattan Bank (National Association), as Agent ("Chase") using proceeds of an underwritten offering of notes or debentures of Newco to the public (a "Bond Offering"). The Credit Facility Refinancing is to effect the Capacity Agreement Termination and release of the Capacity Guarantees, as discussed (and defined) below in this
Section 5.3. ONS shall use its good faith efforts to cause Newco to complete a Bond Offering on reasonable commercial terms. Notwithstanding the foregoing, the parties acknowledge and agree that the terms of a Bond Offering are likely to be determined in large part by the requirements of prospective investors in that Bond Offering, and that Newco and ONS reserve the right not to proceed with a Bond Offering if they determine that such Bond Offering would not be in the best interest of the stockholders of Newco or the stockholders of ONS (who would become stockholders of Newco in the Merger) generally, including the entities who would be becoming stockholders of Newco pursuant to the Exchange). ONS agrees to inform the Exchanging Partners periodically and in a timely fashion of the progress of the Bond Offering, including the terms being proposed by the underwriters thereof, and the Exchanging Partners may advise ONS of their views regarding the terms of the Bond Offering. Newco is to use the proceeds of the Bond Offering first for the Credit Facility Refinancing (including costs of such transaction and the costs of terminating the interest rate protection agreements entered into in connection with the Credit Facility), and if any proceeds remain, then for financing of a second satellite with coverage of the Atlantic Ocean region and Europe ("Orion 2") or for working capital.

                  In connection with the Credit Facility Refinancing, Newco, Orion Atlantic, ONS, OrionSat and the Exchanging Partners shall take all measures reasonably necessary or advisable to cause the termination (the "Bank Agreement Termination"), concurrently with the completion of the Credit Facility Refinancing, of all agreements between or among the Lenders and Chase, on the one hand, and one or more of Newco, Orion Atlantic, OrionSat, ONS and the Exchanging Partners and/or their affiliates on the other hand, relating to the Credit Facility or the security or credit support thereof, including without limitation, in the case of each Exchanging Partner and/or their affiliates, a Consent and Agreement, an Assignment and Security Agreement and a Guarantee Agreement (the "Credit Facility Documents"). However, the previous sentence will not oblige the Exchanging Partners to incur any liability in connection with the Bank Agreement Termination.

                  In connection with the Credit Facility Refinancing and the Bank Agreement Termination, Newco, Orion Atlantic, ONS, OrionSat and the Exchanging Partners shall take all measures reasonably necessary or advisable to cause the termination (the "Capacity Agreement Termination"), concurrently with the completion of the Credit Facility Refinancing and the Bank Agreement Termination, of all obligations under the Communications Satellite Capacity Agreements and the Contingent Communications Satellite Capacity Agreements between Orion Atlantic and each of the Exchanging Partners and/or their affiliates (the "Capacity Agreements" and the "Contingent Capacity Agreements," respectively) arising from and after the Capacity Agreement Termination, and all guarantees or other credit support of such obligations ("Capacity Guarantees"); provided, however, that (i) the Capacity Agreements of Kingston and MCN Sat Service S.A. (but not the associated Capacity Guarantees) shall remain in full force and effect, (ii) the Kingston Capacity Agreement shall be deemed amended, effective as of the Closing (and Kingston and Orion Atlantic shall execute and deliver such written documents evidencing such amendment as either may reasonably request), to reduce to 17 MHz the amount of capacity subject to the Kingston Capacity Agreement (of which 8 MHz shall be the capacity presently used by Kingston under the Kingston Capacity Agreement and of which 9 MHz shall be the capacity presently used by Kingston under one of the BAe Capacity Agreements), with an option (subject to availability) to increase the amount of capacity subject to the Kingston Capacity Agreement for use by Kingston in providing its network service products, but not for resale, up to a maximum of 27 MHz at the same rate and on the same terms and conditions as set forth in the Kingston Capacity Agreement, but (to the extent easily effected technically) without any obligation to take such capacity in 9 MHz units or any other pre-determined denomination, and (iii) the MCN Sat Service S.A. Capacity Agreement shall be deemed amended, effective as of the Closing (and MCN Sat Service S.A. and Orion Atlantic shall execute and deliver such written documents evidencing such amendment as either may reasonably request), to reduce to 18 MHz the amount of capacity subject thereto.


            5.4.  AMENDMENT AND RESTATEMENT OF PARTNERSHIP AGREEMENT

                  The Partnership Agreement shall be amended and restated as of the Closing Date to read in its entirety as set forth in Exhibit C (the "Third Amended and Restated Partnership Agreement"), and each of ONS, OrionSat and the Exchanging Partners agree to execute, and deliver at the Closing, counterparts to the Third Amended and Restated Partnership Agreement.


            5.5.  REGISTRATION RIGHTS

                  Concurrently   with  the  Closing,   Newco  and  each  of  the
Exchanging Partners shall execute and deliver a Registration Rights Agreement in the form set forth as Exhibit D (the "Registrations Rights Agreement").

            5.6.  ACCESS; INVESTIGATIONS BY THE EXCHANGING PARTNERS

                  ONS shall, through the Closing Date, provide to representatives of the Exchanging Partners reasonable access to the offices, books, agreements and records of ONS and its Subsidiaries and Newco, and furnish to representatives of the Exchanging Partners such financial and operational data and other information with respect to the business and assets of ONS and its Subsidiaries and Newco as the Exchanging Partners may reasonably request.
The Exchanging Partners agree at all times through the Closing Date to use reasonable efforts, at least as stringent as those employed by them with respect to their own confidential information, (a) to keep confidential all such information that is identified as being of a confidential nature, (b) not to use such confidential information on their own behalf, except in connection with the transactions contemplated hereby, or on behalf of any other person, firm or entity, and (c) not to disclose such confidential information to any third party (other than to the Exchanging Partners' various counsel, accountants and other consultants in connection with the transactions contemplated hereby) without ONS' advance written authorization; provided, however, that the Exchanging Partners shall have no such obligations with respect to confidential information that (i) was lawfully obtained by them not subject to restrictions of confidentiality; (ii) is a matter of public knowledge; or (iii) has been or is hereafter publicly disclosed other than by or through the Exchanging Partners. In the event this Agreement is terminated, the Exchanging Partners will return to ONS all documents and other materials furnished to any one or more of the Exchanging Partners relating to the transactions contemplated hereunder, whether obtained before or after the execution of this Agreement. In the event of a breach or threatened breach by the Exchanging Partners of the provisions of this
Section 0, ONS shall be entitled to an injunction restraining such Exchanging Partners from disclosing, in whole or in part, such information. The Exchanging Partners investigation of the financial and operating data, assets, real property and other information with respect to the business and assets of ONS and its Subsidiaries and Newco shall in no way affect the obligations of ONS with respect to the agreements, representations, warranties, covenants and indemnification provisions set forth in this Agreement.


            5.7.  WAIVER  OF  RIGHT  OF  FIRST  REFUSAL  UNDER  THE  PARTNERSHIP
                  AGREEMENT

                  Pursuant to Section 13.09(b) of the Partnership Agreement, ONS, OrionSat and each of the Exchanging Partners hereby amend the Partnership Agreement, as of the date hereof, to the extent necessary to cause Section 10.04 thereof, which section contains the partners' right of first refusal with respect to the sale of limited partnership interests of Orion Atlantic, not to apply to the Exchange or any of the transactions referred to in this Agreement, and hereby waives any rights it may have under Section 10.04 of the Partnership Agreement, with respect to the Exchange or any of the transactions referred to in this Agreement.

            5.8.  CONVERTIBLE SUBORDINATED DEBENTURES

                  It is presently contemplated that Newco will, as of the Closing Date, complete an offering (the "Convertible Subordinated Debenture Offering") of approximately $100 million of convertible subordinated debentures of Newco ("Convertible Subordinated Debentures"). ONS shall use its good faith efforts to cause Newco to complete the Convertible Subordinated Debenture Offering. Notwithstanding the foregoing, the parties acknowledge and agree that the terms of a Convertible Subordinated Debenture Offering are likely to be determined in large part by the requirements of prospective investors in Convertible Subordinated Debenture Offering, and that Newco and ONS reserve the right not to proceed with a Convertible Subordinated Debenture Offering if they determine that such Convertible Subordinated Debenture Offering would not be in the best interest of the stockholders of Newco or the stockholders of ONS (who would become stockholders of Newco in the Merger) generally, including the entities who would be becoming stockholders of Newco pursuant to the Exchange). ONS agrees to inform the Exchanging Partners periodically and in a timely fashion of the progress of the Convertible Subordinated Debenture Offering, including the terms being proposed by the underwriters or placement agents thereof, and the Exchanging Partners may advise ONS of their views regarding the terms of the Convertible Subordinated Debenture Offering. ONS intends for Newco to use BAe's $50 million expected payment for Convertible Subordinated Debentures and an additional $10 million of the proceeds of the offering for the financing of Orion 2. While not intended to be legally binding, BAe hereby confirms that it intends to purchase from Newco $50 million of Convertible Subordinated Debentures on substantially the same terms as the remainder of the offering of the Convertible Subordinated Debentures.


            5.9.  AGREEMENT REGARDING TRANSFER

                  Concurrent with the Closing, each Exchanging Partner will enter into an agreement, in the form set forth as Exhibit E hereto, regarding the transfer of the shares of Newco Common Stock issuable upon conversion of the Newco Preferred Stock.


            5.10. RELEASE OF CLAIMS

                  Concurrently with the Closing, each of the parties hereto agrees to release and forever discharge each of the other parties hereto and each of their Affiliates from and after the Closing, from and against any and all rights, causes of action, claims, suits, obligations, liabilities, and demands whatsoever (other than those arising from fraud or misrepresentation), in law or in equity, whether presently known or unknown, to the fullest extent permitted by law by reason of, related to, or arising out of any one or more of the agreements referred to in Section 3.2 hereof (other than this Agreement).

            5.11. LEGEND, REMOVAL

                  Each certificate or instrument representing Newco Preferred Stock (or Newco Common Stock received upon the conversion thereof or as dividends thereon) shall be imprinted with a legend to the effect that the securities have not been registered under the Securities Act and may not be transferred or sold except pursuant to an effective registration under the Securities Act and applicable state securities laws or an available exemption from such registration. In connection with the transfer of any Newco Preferred Stock (or Newco Common Stock received upon the conversion thereof or as dividends thereon) other than pursuant to an effective registration statement filed by ONS, the holder thereof shall deliver written notice to Newco describing in reasonable detail the transfer or proposed transfer, together with an opinion of counsel which (to Newco's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such transfer of such securities may be effected without registration of such securities under the Securities Act. Upon issuance of such opinion (to the extent it relates to Newco Preferred Stock) or acceptance of such opinion by Newco's transfer agent (to the extent it relates to Newco Common Stock), Newco shall promptly upon such contemplated transfer deliver or caused to be delivered new certificates for such securities which do not bear the Securities Act legend referred to above in this paragraph. If any Newco Preferred Stock (or Newco Common Stock received upon the conversion thereof or as dividends thereon) becomes eligible for sale pursuant to Rule 144(k), Newco shall, upon the request of the holder of such securities (together with the opinion referred to above in this paragraph, which shall state that the provisions of Rule 144(k) have been complied with), remove the legend referred to above in this paragraph from the certificates for such securities.


            5.12. TAX-FREE STATUS

                  No party hereto shall, nor shall any party hereto permit any of its affiliates to, take any action, or omit to take any required action, that would, or would be reasonably likely to, adversely affect the qualification of the Merger and the Exchange, taken together, as a tax-free transaction described in Code Section 351(a). Each party hereto shall, for all tax purposes, treat the Merger and the Exchange, taken together, as a tax-free transaction described in Code Section 351(a).


6.                REPRESENTATIONS AND WARRANTIES OF EXCHANGING PARTNERS

                  Each of the Exchanging Partners hereby severally represents and warrants to ONS as follows (provided that the representations and warranties in Section 6.8 are made solely by Lockheed Martin):

            6.1.  TITLE TO LP INTERESTS; OTHER LP RIGHTS

                  Such Exchanging Partner is, and on the Closing Date will be, the lawful owner of the LP Interest of such Exchanging Partner, and such Exchanging Partner (or such Exchanging Partner's Affiliate, as the case may be), is and on the Closing Date will be, the lawful owner of such Exchanging Partner's (or Affiliate's) Other LP Rights, as listed in Section 3.2. Except as set forth below, such Exchanging Partner has, and on the Closing Date such Exchanging Partner will have, good, valid and marketable title, free and clear of all Encumbrances, to the LP Interest of such Exchanging Partner, and such Exchanging Partner (or such Exchanging Partner's Affiliate, as the case may be), has, and on the Closing Date will have, good, valid and marketable title, free and clear of all Encumbrances, to such Exchanging Partner's (or Affiliate's) Other LP Rights, as listed in Section 3.2, in each case with full right and lawful authority to transfer the LP Interest and Other LP Rights to Newco pursuant to this Agreement. Notwithstanding the foregoing, the parties acknowledge that the LP Interests and certain of the Other LP Rights are pledged to the Lenders under the Credit Facility Documentation, and that the LP Interests are pledged to Orion Atlantic under the respective Contingent Capacity Agreements.


            6.2.  ORGANIZATION AND STANDING; CAPACITY

                  Such Exchanging Partner is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction, and has the full corporate power and authority to carry on its business as currently conducted. Each Exchanging Partner has full legal right, capacity, power and authority (corporate or otherwise) to execute and deliver this Agreement and to consummate the transactions contemplated hereby.


            6.3.  AUTHORIZATION

                  The execution, delivery and performance by the Exchanging Partner of this Agreement and all other documents contemplated hereby, the fulfillment of and the compliance with the respective terms and provisions hereof and thereof, and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of such Exchanging Partner (which authorization has not been modified or rescinded and is in full force and effect), and will not: (a) conflict with, or materially violate any provision of, any law having applicability to such Exchanging Partner or any of its Affiliates which is a party to any agreement with or relating to Orion Atlantic or any term or provision of the articles of incorporation or organization, or bylaws or operating agreement of such Exchanging Partner or any of such Affiliates, as applicable; or (b) conflict with, or result in any material breach of, or constitute a material default under, any agreement to which such Exchanging Partner or any of such Affiliates is a party or by which such Exchanging Partner or any of such Affiliates may be bound.

            6.4.  RESTRICTIONS AND CONSENTS

                  Except for certain approvals which may be required by the Japanese government if TA Sat becomes an Exchanging Partner, there are no agreements, laws or other restrictions of any kind to which such Exchanging
Partner is party or subject that would prevent or restrict the execution, delivery or performance of this Agreement.


            6.5.  BINDING OBLIGATION

                  This Agreement constitutes a valid and binding obligation of such Exchanging Partner, enforceable in accordance with its terms. Each document to be executed by such Exchanging Partner pursuant hereto, when executed and delivered in accordance with the provisions hereof, will be a valid and binding obligation of such Exchanging Partner, enforceable in accordance with its terms.


            6.6.  TRANSFER OF TITLE

                  At the Closing, Newco will acquire good, valid and marketable title to such Exchanging Partner's LP Interest and such Exchanging Partner's Other LP Rights, free and clear of all Encumbrances, other than those imposed by the terms of the Partnership Agreement and restrictions on resale contained in federal and state securities laws.


            6.7.  ACCREDITED INVESTORS

                  Each Exchanging Partner and any Affiliate of such Exchanging Partner who will be receiving Newco Preferred Stock is an "accredited investor" as such term is defined in Rule 501 of the Securities Act.


            6.8.  NAME CHANGE OF LOCKHEED MARTIN

                  Lockheed Martin only hereby represents and warrants that it was formerly named Martin Marietta Commercial Launch Services, Inc., that it is a limited partner of Orion Atlantic and a party to the agreements referred to in
Section 3.2(a)(iv) and that it has provided evidence of its name change to the other parties hereto.


7.                REPRESENTATIONS AND WARRANTIES OF ONS

                  ONS hereby represents and warrants to the Exchanging Partners as follows:

            7.1.  ORGANIZATION AND STANDING

                  ONS is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the full corporate power and authority to carry on its business as currently conducted. ONS has the full legal right, capacity, power and authority (corporate or otherwise) to execute and deliver this Agreement and the other documents called for herein and to consummate the transactions contemplated hereby. ONS is qualified as a foreign corporation in the State of Maryland, and in every other jurisdiction in which the failure to so qualify would have a Material Adverse Effect.


            7.2.  AUTHORIZATION

                  The execution, delivery and performance by ONS of this Agreement and the other documents contemplated hereby, the fulfillment of and the compliance with the respective terms and provisions hereof and thereof, and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of ONS (which authorization has not been modified or rescinded and is in full force and effect), and will not: (a) conflict with, or materially violate any provision of, any law having applicability to ONS or any of its Affiliates or any term or provision of the articles of incorporation or organization, or bylaws or operating agreement of ONS, as applicable; or (b) conflict with, or result in any material breach of, or constitute a material default under, any agreement to which ONS or any of its Affiliates is a party or by which ONS or any of its Affiliates may be bound.


            7.3.  RESTRICTIONS AND CONSENTS

                  Except for certain approvals which are set forth on Schedule 7.3, which ONS will use its reasonable efforts to obtain prior to Closing, there are no agreements, laws or other restrictions of any kind to which ONS is party or subject that would prevent or restrict the execution, delivery or performance of this Agreement. ONS has no reason to believe, as of the date hereof, that any of the conclusions reached in the memorandum from ONS's communications counsel previously circulated to the Exchanging Partners and attached hereto as Exhibit K indicating that the Exchange will not constitute a change of control of ONS that would require the consent of the U.S. Federal Communications Commission ("FCC"), or otherwise require the consent of that Commission, are incorrect in any material respect and will promptly notify each Exchanging Partner if ONS becomes aware of any reason why any such conclusions may become incorrect. If, notwithstanding such memorandum, such FCC consent is required, ONS will use its reasonable good faith efforts to obtain such consent prior to Closing.

            7.4.  BINDING OBLIGATION

                  This Agreement constitutes, and the Registration Rights Agreement when executed will constitute, valid and binding obligations of ONS and Newco, as the case may be, enforceable in accordance with its terms. Each document to be executed by ONS or Newco pursuant hereto, when executed and delivered in accordance with the provisions hereof, will be a valid and binding obligation of ONS or Newco, enforceable in accordance with its terms.


            7.5.  ISSUANCE OF SHARES

                  Upon consummation of the transactions contemplated by this Agreement at Closing, the Newco Preferred Stock will be duly and validly issued, fully paid and nonassessable and no personal liability attaches to the ownership thereof, and the Exchanging Partners will acquire the legal, valid and marketable title to the Newco Preferred Stock, free and clear of all Encumbrances, except as set forth in this Agreement.


            7.6.  CAPITALIZATION

                  As of the date hereof, the authorized capital stock of ONS consists of 40,000,000 shares of ONS Common Stock and 1,000,000 shares of preferred stock, par value $.01 per share, of which 10,945,133 shares of ONS Common Stock, 13,961 shares of ONS Series A Preferred Stock and 4,211,001 shares of ONS Series B Preferred Stock are duly authorized and validly issued and outstanding, fully paid and nonassessable. ONS has no other class of stock authorized or outstanding. Options and warrants to purchase 1,396,851 shares of ONS Common Stock are outstanding on the date hereof, and when such options are exercised and the prescribed exercise price paid, the shares of ONS Common Stock issued with respect to such options will be duly authorized, validly issued, fully paid and nonassessable. Options to purchase 350.666 shares of ONS preferred stock are outstanding on the date hereof, the terms of which are to be substantially identical to the ONS Series A Preferred Stock and the ONS Series B Preferred Stock other than the conversion price. Except as set forth above, or in the certificates of designations of the ONS Series A Preferred Stock and ONS Series B Preferred Stock, as of the date hereof there are no existing options, warrants or rights to purchase or otherwise acquire from ONS capital stock of ONS of any class, no outstanding securities of ONS that are convertible into shares of capital stock of ONS of any class, and no options, warrants or rights to purchase from ONS any such convertible securities, and ONS has no outstanding contractual or other obligation to repurchase, redeem or otherwise acquire any outstanding shares of its capital stock. Upon the issuance of Newco Common Stock upon the conversion of the Newco Preferred Stock in accordance with the Certificate of Designations, such Newco Common Stock will be duly and validly issued, fully paid and non-assessable and no personal liability will attach to the ownership thereof. As of the Closing Date, Newco will have reserved out of its authorized but unissued shares of Newco Common Stock, solely for issue upon such conversion, the number of shares necessary for such purpose. As of the Closing Date, Newco will have sufficient authorized capital stock (including Newco Preferred Stock) to meet its obligations hereunder. The issued and outstanding shares of ONS capital stock have not been, and the Newco
Preferred Stock to be issued to the Exchanging Partners hereunder (and Newco Common Stock issuable upon the conversion thereof) will not be, issued in violation of any preemptive or other rights of any person, whether arising by statute, under the Certificate of Incorporation or By-Laws of Newco or in any other manner.


            7.7.  NO LIABILITIES

                  Except as set forth in the consolidated audited financial statements of ONS as of December 31, 1995, and for the period ended on such date (the "Current Financial Statements"), or included in the Disclosure Materials, there exist no material liabilities (whether contingent or absolute, matured or unmatured, known or unknown) of ONS or any Subsidiary. Immediately prior to the Closing, Newco will have no liabilities (other than de minimis liabilities relating to Newco's formation, any liabilities or obligations relating to transactions contemplated by this Agreement, and any liabilities for expenses relating to the Credit Facility Refinancing, Bond Offering, Bank Agreement Termination, Capacity Agreement Termination and Convertible Subordinated Debenture Offering).


            7.8.  TAXES

                  ONS and each Subsidiary has filed or has caused to be filed (or has obtained extensions with respect to) all material federal, state and local tax returns which are required to be filed and has paid in full or accrued all material federal, state and local taxes, estimated taxes, interest, penalties, assessments and deficiencies assessed in connection with such returns. Neither ONS nor any Subsidiary is a party to any pending action or proceeding, and to the knowledge of ONS there is no action or proceeding threatened, by any governmental authority for assessment or collection of taxes, and no unresolved claim for assessment or collection of taxes has been asserted against ONS or any Subsidiary, which would have a Material Adverse Effect.


            7.9.  SUBSIDIARIES

                  Schedule 7.9 hereto sets forth the name of each Subsidiary and ONS' ownership in such entity. Each Subsidiary is a corporation, or partnership, duly organized, validly existing and in good standing under the laws of its state of incorporation or organization, and each has the full corporate power and authority to carry on its business as it is now being conducted. Each Subsidiary is qualified in every jurisdiction in which the failure to so qualify would have a Material Adverse Effect.


            7.10. BOOKS AND RECORDS

                  The books of account, stock record, minute books and other records of ONS and its Subsidiaries have been maintained in accordance with good business practices, and the matters contained therein are appropriately and accurately reflected in the Current Financial Statements.


            7.11. LITIGATION

                  Except as set forth in the  Disclosure  Materials and Schedule
7.11 regarding the Skydata matter, there are no material claims, actions, suits, proceedings or investigations pending or, to the knowledge of ONS, threatened or anticipated against, affecting or involving ONS or any Subsidiary or the transactions contemplated by this Agreement, at law or in equity, or before any court, arbitrator or governmental authority, domestic or foreign. Neither ONS nor any Subsidiary is operating under, subject to or in default with respect to any order, judgment, injunction or decree of any court, arbitrator or governmental authority, domestic or foreign that would have a Material Adverse Effect, except for orders of the Federal Communications Commission pertaining to the authority of ONS to conduct its operations, and with respect to such orders ONS is in full compliance.


            7.12. SEC FILINGS

                  Since August 1, 1995, all reports, proxy statements and registration statements required to be filed by ONS with the SEC pursuant to the Securities Act, and the Securities and Exchange Act of 1934, as amended (the "1934 Act"), have been timely filed with the SEC and complied in all material respects with the requirements of the Securities Act, the 1934 Act and the rules and regulations under the Securities Act and 1934 Act, and none of such reports, proxy statements or registration statements contained as of their respective dates any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. In addition, the Merger Proxy Statement insofar as it relates to ONS, as of the date of mailing of the Merger Proxy Statement by ONS to its stockholders and as of the date of the ONS stockholders meeting to which such Merger Proxy Statement relates, (i) will comply in all material respects with the provisions of the 1934 Act and the rules and regulations thereunder and (ii) except with respect to any information relating to the Exchanging Partners provided to ONS by the Exchanging Partners in writing specifically for use in the Merger Proxy Statement, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated
therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


            7.13. TRANSACTIONS WITH EXCHANGING PARTNERS

                  Neither ONS nor any of its Affiliates currently is a party to any transaction or agreement with any of the Exchanging Partners or their Affiliates relating to the Exchange, other than this Agreement and the agreements contemplated hereby, that has not been disclosed to each of the Exchanging Partners or otherwise publicly disclosed by ONS.


            7.14. ABSENCE OF VIOLATIONS

                  Neither ONS nor any of its Subsidiaries is in default under, nor has it breached, any material term or material provision of its Certificate of Incorporation or By-laws or any Material Contract. ONS and its Subsidiaries have complied with and are in full compliance with all Laws, where the failure to so comply would have a Material Adverse Effect.


8.                RESTRICTED SECURITIES

                  Each Exchanging Partner hereby severally represents, warrants and covenants to ONS as follows:


            8.1.  NO REGISTRATION UNDER THE SECURITIES ACT

                  Such Exchanging Partner understands that the Newco Preferred Stock to be acquired by it under this Agreement, and the Newco Common Stock issuable upon the conversion thereof, have not been registered under the Securities Act, in reliance upon exemptions contained in the Securities Act or interpretations thereof, and cannot be offered for sale, sold or otherwise transferred unless subsequently so registered or qualify for exemption from registration under the Securities Act. The Newco Preferred Stock, and the Newco Common Stock issuable upon the conversion thereof, will not be offered for sale, sold or otherwise transferred by such Exchanging Partner without either registration or exemption from registration under the Securities Act.


            8.2.  ACQUISITION FOR INVESTMENT

                  The Newco Preferred Stock being acquired under this Agreement by such Exchanging Partner is being acquired in good faith solely for such Exchanging Partner's own account, for investment and not with a view toward distribution within the meaning of the Securities Act. Such Exchanging Partner has, and at the time of Closing such Exchanging Partner will have, no present plan or intention to sell or otherwise dispose of the Newco Preferred Stock being acquired under this Agreement or any Newco Common Stock issuable upon the conversion of such Newco Preferred Stock; provided, however, that such Exchanging Partner may decide, from time to time, to sell some or all of such stock based upon a change in the investment policy of such Exchanging Partner and provided further, that this provision shall not restrict MCN Sat from transferring a portion of its Newco Preferred Stock to BAe.


            8.3.  EVALUATION OF MERITS AND RISKS OF INVESTMENT

                  Such Exchanging Partner has such knowledge and experience in financial and business matters that such Exchanging Partner is capable of evaluating the merits and risks of its investment in the Newco Preferred Stock being acquired hereunder. Such Exchanging Partner understands and is able to bear any economic risks associated with such investment (including, without limitation, the necessity of holding the Newco Preferred Stock for an indefinite period of time, inasmuch as the Newco Preferred Stock have not been registered under the Securities Act).


            8.4.  REVIEW OF DOCUMENTS

                  Such Exchanging Partner and its advisers, if any, have received, and have had a reasonable opportunity to review, the following documents (collectively, the "Disclosure Materials"): (i) Annual Report on Form 10-K for ONS for the fiscal year ended December 31, 1995; (ii) Quarterly Report on Form 10-Q for ONS for the fiscal quarter ended March 31, 1996; (iii) Proxy Statement of ONS relating to the Annual Meeting of Stockholders to be held on May 23, 1996; and (iv) Risk Factors Relating to Orion and Description of Capital Stock of Orion.


            8.5.  OPPORTUNITY TO REQUEST INFORMATION

                  Such Exchanging Partner and its advisers, if any, have had a reasonable opportunity to ask questions of and receive information and answers from a person or persons acting on behalf of ONS concerning the transactions contemplated by this Agreement and all such questions have been answered and all such information has been provided to their full satisfaction. If this Agreement is not terminated on or before the Newco Finalization Date, such Exchanging Partner and its advisers, if any, as of the Newco Finalization Date, will have had a reasonable opportunity to ask questions of and receive information and answers from a person or persons acting on behalf of Newco concerning the transactions contemplated by this Agreement and all such questions will have been answered and all such information will have been provided to their full satisfaction. In making their investment, the Exchanging Partners will be relying solely on their review of the Disclosure Materials (other than any
projections   included   therein,
which are not being relied upon), the representations and warranties set forth herein, the Newco Formation Documents and the Merger Documents, and the documents made available for inspection and the answers to questions referred to in this Section 8.5.


9.                CONDITIONS PRECEDENT TO OBLIGATIONS OF THE EXCHANGING PARTNERS

                  The obligations of each of the Exchanging Partners (and of Lockheed Martin, in the case of the condition in Section 9.8) under this Agreement are subject to the fulfillment, at or prior to the Closing, of each of the following conditions (other than those in Section 9.8, which are a condition only to the obligations of Lockheed Martin), and failure to satisfy any such condition shall excuse and discharge all obligations of each of the Exchanging Partners (and of Lockheed Martin only, in the case of failure of the condition in Section 9.8) to carry out the provisions of this Agreement, unless such failure is agreed to in writing by each of the Exchanging Partners (and of Lockheed Martin only, in the case of the condition in Section 9.8):


            9.1.  REPRESENTATIONS AND WARRANTIES

                  The representations and warranties made by ONS in this Agreement shall be true and complete in all material respects when made, and on and as of the Closing Date as though such representations and warranties were made on and as of such date.


            9.2.  PERFORMANCE

                  ONS and OrionSat shall have performed and complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by ONS and/or OrionSat prior to the Closing Date.


            9.3.  DOCUMENTS AT CLOSING

                  All documents required to be furnished by Newco, ONS and OrionSat to the Exchanging Partners prior to or at the Closing shall have been so furnished.


            9.4. REFINANCING OF CREDIT FACILITY, CANCELLATION OF CAPACITY AGREEMENTS

                  The Credit Facility Refinancing and Capacity Agreement Termination shall have been completed, other than any actions to be taken by such Exchanging Partner, and the documents effecting the Capacity Agreement Termination shall be substantially in the form of Exhibit H hereto or otherwise in form and substance reasonably satisfactory to each Exchanging Partner. Evidence of the completion of the Capacity Agreement Termination and Credit Facility Refinancing shall be the execution of Exhibit H by Chase and the unconditional delivery of the same at Closing.


            9.5.  CONSENTS

                  ONS and OrionSat shall have received all material consents, authorizations and approvals of governmental, supragovernmental and private parties listed on Schedule 7.3 which are required to be obtained in order to consummate the transactions contemplated hereby.


            9.6.  REGISTRATION

                  The Registration Rights Agreement shall have been executed and delivered by Newco.


            9.7.  SATELLITE CONTRACT

                  ONS or one of its affiliates shall have entered into a satellite procurement contract (the "Orion 2 Satellite Contract") with Matra Marconi Space or an affiliate thereof ("Matra Marconi Space") for the construction and launch of Orion 2, ONS or one of its affiliates shall have given Matra Marconi Space notice to proceed under such contract and Amendment No. 10 between Matra Marconi Space and Orion Atlantic to the Second Amended and Restated Contract, dated September 26, 1991, as amended shall have become effective and Orion Atlantic shall not be in default under such Amendment No. 10.


            9.8.  LAUNCH SUB CONTRACT

                  Lockheed Martin and Matra Marconi Space shall have entered into a subcontract to the Orion 2 Satellite Contract relating to the launch of Orion 2.


            9.9.  NEWCO FORMATION

                  The Newco Formation Documents shall be consistent with the requirement that Newco be substantially identical in all material respects to ONS, or any discrepancies shall be reasonably acceptable to the Exchanging Partners (provided, however, that such condition shall be deemed to have been satisfied, and shall terminate, and be of no further force and effect, if this Agreement shall not have been terminated on or before the Newco Finalization
Date); and the Newco Formation shall have occurred in accordance with Section 2.

            9.10. MERGER

                  The Merger shall have occurred, or shall occur concurrently with the Closing, in accordance with Section 4.


            9.11. TAX OPINION

                  The Exchanging Partners shall have received an opinion from Ernst & Young, L.L.P., tax advisors to Newco, in form and substance reasonably satisfactory to the Exchanging Partners, dated the Closing Date, which opinion may be based on appropriate representations of the parties hereto, in form and substance reasonably satisfactory to such tax advisors, to the effect that the Merger and the Exchange, taken together, will be a tax-free exchange described in Code Section 351(a).


10.               CONDITIONS PRECEDENT TO OBLIGATIONS OF ONS AND ORIONSAT

                  The obligations of ONS and OrionSat under this Agreement are subject to the fulfillment, at or prior to the Closing, of each of the following conditions, and failure to satisfy any such condition shall excuse and discharge all obligations of ONS and OrionSat to carry out the provisions of this Agreement, unless such failure is agreed to in writing by ONS and OrionSat:


            10.1. REPRESENTATIONS AND WARRANTIES

                  The representations and warranties made by the Exchanging Partners in this Agreement shall be true and complete in all material respects when made, and on and as of the Closing Date as though such representations and warranties were made on and as of such date, except for any changes expressly permitted by this Agreement.


            10.2. PERFORMANCE

                  The Exchanging Partners shall have performed and complied with all material agreements and covenants required by this Agreement to be performed or complied with prior to the Closing Date.


            10.3. DOCUMENTS AT CLOSING

                  All documents required to be furnished by the Exchanging Partners to ONS and OrionSat prior to or at the Closing shall have been so furnished.

            10.4. CONSENTS

                  The Exchanging Partners shall have received all material consents, authorizations and approvals of governmental, supragovernmental and private parties which are required to be obtained in order to consummate the transactions contemplated hereby.


            10.5. REFINANCING  OF  CREDIT  FACILITY,  CANCELLATION  OF  CAPACITY
                  AGREEMENTS

                  The Credit Facility Refinancing, Bank Agreement Termination and Capacity Agreement Termination shall have been completed, other than any actions to be taken by ONS and OrionSat.


            10.6. PARTNERSHIP AGREEMENT AMENDMENT

                  The   Partnership   Agreement   shall  have  been  amended  as
contemplated by Section 5.4, other than due to any actions to be taken by ONS and OrionSat.


            10.7. CONSENTS OF THE ONS STOCKHOLDERS

                  The ONS Stockholder Consent has been obtained for the Merger, the Exchange and any related transactions requiring stockholder consent.


            10.8. COMPLETION OF FINANCING FOR A SECOND SATELLITE

                  Newco shall have raised at least $100 million from the sale of Convertible Subordinated Debentures, not including any amounts representing or in satisfaction of any amounts due by ONS or Orion Atlantic to any Exchanging Partner or Affiliate thereof, and BAe shall have purchased at least $50 million of Convertible Subordinated Debentures from Newco.


            10.9. SATELLITE CONTRACT

                  ONS or one of its affiliates shall have entered into the Orion 2 Satellite Contract with Matra Marconi Space for the construction and launch of Orion 2.


            10.10. NEWCO FORMATION

                  The Newco  Formation  shall have occurred in  accordance  with
Section 2.

            10.11. MERGER

                  The Merger shall have occurred, or be occurring concurrently with the Closing, in accordance with Section 4; and no ONS stockholder (or former stockholder of ONS, if the Merger already shall have occurred) shall have delivered to ONS a written notice of such stockholder's (or former stockholder's) intention, or otherwise indicated an intention, to dissent to the Merger or otherwise seek to exercise any right to sell to ONS, or obtain payment from ONS for, such stockholder's stock in ONS in lieu of such stock being converted in the Merger to stock of Newco.


11.         CLOSING


            11.1. CLOSINGS

                  (a)      Deposit into Escrow

                  Simultaneously with execution and delivery of this Agreement, the Exchanging Partners are entering into an Escrow Agreement in the form attached as Exhibit J and depositing into escrow with one counsel selected by the Exchanging Partners (which may be counsel representing one or more of the Exchanging Partners in other capacities), acting as escrow agent, executed copies of each of the documents to be delivered by the Exchanging Partners to Newco, ONS or OrionSat at the Closing. Each of the parties hereto agrees to abide by the terms of such Escrow Agreement.

                  (b)      Closing

                  Subject to the terms and conditions of this Agreement, the Closing shall take place at the offices of Hogan & Hartson L.L.P., 555 Thirteenth Street, N.W., Washington, D.C. 20004 on the Closing Date.


            11.2. DELIVERIES BY THE EXCHANGING PARTNERS

                  At or prior to the Closing, the Exchanging Partners shall deliver to Newco, ONS or OrionSat, as applicable, the following:

                  (a)  documents  of  transfer  of  partnership   interests  and
substitution of limited partners with respect to the LP Interests being transferred to Newco pursuant to Section 0, in the form attached as Exhibit F;

                  (b) documents transferring the rights included in the Other LP Rights, in the form attached as Exhibit G.

                  (c) counterparts to the Third Amended and Restated Partnership Agreement duly executed by each of the Exchanging Partners;

                  (d) a certified copy of the resolutions adopted by the Board of Directors of each of the Exchanging Partners authorizing the transactions contemplated by this Agreement; and

                  (e) such other documents as Newco, ONS or OrionSat may reasonably request, including without limitation certificates of the officers of the Exchanging Partners as to the matters set forth in Sections 10.1 and 10.2.


            11.3. DELIVERIES BY ONS AND NEWCO

                  At or prior to the Closing, Newco, ONS or OrionSat, as applicable, shall deliver to the Exchanging Partners the following:

                  (a) certificates representing the Newco Preferred Stock being issued to the Exchanging Partners pursuant to Section 2;

                  (b) the Registration Rights Agreement, duly executed by Newco;

                  (c) evidence in the form of the documents included as Exhibit H hereto, duly executed and delivered by all parties thereto other than Exchanging Partners, that the Capacity Termination Agreement has been effected and that the Capacity Guarantees have been terminated in their entirety;

                  (d) a certified copy of the resolutions  adopted by the Boards
of  Directors  of  Newco,   ONS  and  OrionSat   authorizing  the   transactions
contemplated by this Agreement;

                  (e)      evidence of receipt of the ONS Stockholder Consent;

                  (f) good standing certificates as of a date not more than fifteen days prior to the Closing Date issued by the Secretary of State of the State of Delaware with respect to Newco, ONS and OrionSat;

                  (g) opinion(s) of counsel to Newco and ONS, dated the Closing Date and addressed to the Exchanging Partners, substantially to the effect set forth on Exhibit I;

                  (h) an agreement by Newco to be bound by the indemnity provisions of Section 12 (the "Newco Indemnity"); and

                  (i) such other documents as the Exchanging Partners may reasonably request, including without limitation certificates of the officers of Newco and ONS as to the matters set forth in Sections 9.1 and 9.2.

            11.4. ORDER OF EFFECTIVENESS

                  Of the documents being delivered by the Exchanging Partners at the Closing, the counterparts to the Third Amended and Restated Partnership Agreement duly executed by each of the Exchanging Partners shall be deemed delivered first, and upon signature by ONS and OrionSat the Third Amended and Restated Partnership Agreement shall be deemed in full force and effect, prior to delivery of the (i) documents of transfer of partnership interests and substitution of limited partners with respect to the LP Interests being transferred to Newco pursuant to Section 2, in the form attached as Exhibit F, and (ii) documents transferring the rights included in the Other LP Rights, in the form attached as Exhibit G.


12.         SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION; REMEDIES


            12.1. SURVIVAL OF REPRESENTATIONS

                  All representations, warranties, covenants, indemnities and other agreements made by any party to this Agreement herein or pursuant hereto shall also be deemed made on and as of the Closing Date as though such representations, warranties, covenants, indemnities and other agreements were made on and as of such date, and all such representations, warranties, covenants, indemnities and other agreements shall survive the Closing and any investigation, audit or inspection at any time made by or on behalf of any party hereto, including the review of the Disclosure Materials under Section 8.4.


            12.2. AGREEMENT OF NEWCO, ONS AND ORIONSAT TO INDEMNIFY

                  Subject to the conditions and provisions of this Section 12.2, ONS and OrionSat jointly and severally shall (and Newco shall, pursuant to the Newco Indemnity) jointly and severally indemnify, defend and hold harmless each of the EP Indemnified Persons from and after the Closing Date against and in respect of all Claims asserted against, resulting to, imposed upon or incurred by any of the EP Indemnified Persons (whether such Claims are by, against or relate to Newco, ONS or OrionSat or any other party, including, without limitation, a governmental entity), directly or indirectly, by reason of or resulting from any of the following:

                  (i) any of the matters with respect to which they would be obligated to indemnify the EP Indemnified Persons under Section 7.09(e) of the Partnership Agreement and which arose before or after the Closing Date, notwithstanding the Exchanging Partners ceasing to be limited partners of Orion Atlantic as of the Closing Date; or

                  (ii) any Claims asserted by one or more of the Lenders or Chase, or their successors or assigns, arising from and after the Closing Date under (A) any of the Capacity Agreements, Contingent Capacity Agreements or Capacity Guarantees which are terminated on or prior to the Closing Date, (B) any agreements or other documents terminated or to be terminated in connection with the Bank Agreement Termination, or (C) this Agreement, in each case excluding any Claims arising from or relating to any breach of any representation or warranty, or noncompliance with any conditions or other agreements, given or made by any EP Indemnified Person under any of the agreements or documents referred to above in this paragraph or any document furnished by or on behalf of any EP Indemnified Person pursuant thereto.


            12.3. CONDITIONS OF INDEMNIFICATION.

                  The obligations and liabilities of Newco, ONS and OrionSat with respect to their respective indemnities pursuant to the Newco Indemnity and
Section 12.2, resulting from any Claims, shall be subject to the following terms and conditions:

                  12.3.1. The party seeking indemnification (the "Indemnified Party") must give the other party or parties, as the case may be (the "Indemnifying Party"), notice of any such Claims promptly after the Indemnified Party receives notice thereof; provided that the failure to give such notice shall not affect the rights of the Indemnified Party hereunder except to the extent that the Indemnifying Party shall have suffered actual damage by reason of such failure.

                  12.3.2. The Indemnifying Party shall have the right to undertake, by counsel or other representatives of its own choosing, the defense of such Claims at the Indemnifying Party's risk and expense.

                  12.3.3. In the event that the Indemnifying Party shall elect not to undertake such defense, or, within a reasonable time after notice from the Indemnified Party of any such Claims, shall fail to defend, the Indemnified Party (upon further written notice to the Indemnifying Party) shall have the right to undertake the defense, compromise or settlement of such Claims, by counsel or other representatives of its own choosing, on behalf of and for the account and risk of the Indemnifying Party (subject to the right of the Indemnifying Party to assume defense of such Claims at any time prior to settlement, compromise or final determination thereof). In such event, the Indemnifying Party shall pay to the Indemnified Party, in addition to the other sums required to be paid hereunder, the costs and expenses incurred by the Indemnified Party in connection with such defense, compromise or settlement as and when such costs and expenses are so incurred.

                12.3.4. Anything in this Section 12.3 to the contrary notwithstanding, (a) if there is a reasonable probability that Claims may materially and adversely affect the Indemnified Party other than as a result of money damages or other money payments, the Indemnified Party shall have the right, at its own cost and expense, to participate in the defense, compromise or settlement of the Claims, (b) the Indemnifying Party shall not, without the Indemnified Party's written consent, settle or compromise any Claims or consent to entry of any judgment which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the Indemnified Party of a release from all liability in respect of such Claims in form and substance satisfactory to the Indemnified Party, and (c) in the event that the Indemnifying Party undertakes defense of any Claims, the Indemnified Party, by counsel or other representative of its own choosing and at its sole cost and expense, shall have the right to consult with the Indemnifying Party and its counsel or other representatives concerning such Claims and the Indemnifying Party and the Indemnified Party and their respective counsel or other representatives shall cooperate with respect to such Claims and (d) in the event that the Indemnifying Party undertakes defense of any Claims, the Indemnifying Party shall have an obligation to keep the Indemnified Party informed of the status of the defense of such Claims and furnish the Indemnified Party with all documents, instruments and information that the Indemnified party shall reasonably request in connection therewith.


            12.4. SPECIFIC PERFORMANCE; NO CONSEQUENTIAL DAMAGES

                  In addition to any other remedies which the parties hereto may have at law or in equity, the parties hereto hereby acknowledge that the LP Interests, the Other LP Rights and the Newco Preferred Stock are unique, and that the harm to Newco, ONS and OrionSat, and the Exchanging Partners resulting from breaches by the other parties of their respective obligations cannot be adequately compensated by damages. Accordingly, the parties hereto agree that each party shall have the right to have all obligations, undertakings, agreements, covenants and other provisions of this Agreement specifically performed by the other parties, and that the parties hereto shall have the right to obtain an order or decree of such specific performance in any of the courts of the United States or of any state or other political subdivision thereof. Notwithstanding any other provision of this Agreement to the contrary, in no event shall remedies for breach of this Agreement include a party's incidental or consequential damages.


13.         TERMINATION


            13.1. TERMINATION

                  This Agreement may be terminated at any time before the Closing Date under any one or more of the following circumstances:

                  (a)  by  the mutual written consent of the parties hereto;  or

                  (b) by ONS and OrionSat or by the Exchanging Partners collectively or (as to a particular Exchanging Partner), by such Exchanging Partner, by written notice of termination to the other parties hereto, if the Closing has not occurred by January 30, 1997; provided, however, that the terminating party is not in breach of any obligations or agreements hereunder that are causing any of the conditions precedent to Closing not to be satisfied.

                  In addition, following circulation by ONS to the Exchanging Partners of the finalized and implemented Newco Formation Documents, if the finalized and implemented Newco Formation Documents are not consistent with the requirement that Newco be substantially identical in all material respects to ONS, and any discrepancies are not reasonably acceptable to such Exchanging Partner(s), then this Agreement may be terminated at any time on or before the Newco Finalization Date by the Exchanging Partners collectively or (as to a particular Exchanging Partner), by such Exchanging Partner, by written notice of termination to the other parties hereto on or before the close of business on the Newco Finalization Date.


            13.2. EFFECT OF TERMINATION

                  In the event this  Agreement is terminated as provided in this
Section 13 (other than as to less than all the Exchanging Partners), this Agreement shall forthwith become wholly void and of no effect, and the parties shall be released from all future obligations hereunder; provided, however, that the obligations of the Exchanging Partners as to confidentiality provided in
Section 5.6, and the provisions of Section 14.3 relating to the payment of expenses, shall not be extinguished but shall survive such termination; provided, further, however, that no party shall be relieved from its liabilities for breach of representations, warranties, obligations or agreements prior to termination of this Agreement. The parties hereto shall have any and all remedies to enforce such obligations provided at law or in equity (including, without limitation, specific performance).


14.         MISCELLANEOUS


            14.1. ADDITIONAL ACTIONS AND DOCUMENTS

                  Each of the parties hereto hereby agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents, and will obtain such consents, as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Agreement.

            14.2. BROKER'S FEES OR LIABILITIES

                  The fees and expenses of Salomon Brothers shall be borne by ONS. Except for such fees and expenses, each party agrees to indemnify, defend and hold harmless each of the other parties from and against any and all claims asserted against such parties for any unpaid liability to any broker, finder or agent for any brokerage fees, finders' fees or commissions, with respect to the transactions contemplated by this Agreement.


            14.3. EXPENSES

                  Subject to the provisions of Section 14.2, each party hereto shall pay its own expenses incident to this Agreement and the transactions contemplated hereunder.


            14.4. ASSIGNMENT

                  The Exchanging Partners shall have the right to assign their respective rights under the Agreement, in whole or in part, to any of their respective Affiliates or to designate any of their respective Affiliates to receive directly the Newco Preferred Stock to be acquired hereunder (in each case, to the extent permitted by applicable law). ONS, OrionSat and Orion Atlantic shall have the right to assign their rights under the Agreement, in whole or in part, to any of their respective Affiliates (to the extent permitted by applicable law). In no event shall the assignment by ONS, OrionSat, or any Exchanging Partner of its respective rights under this Agreement, whether before or after the Closing, release ONS, OrionSat, or any Exchanging Partner from its respective liabilities and obligations hereunder.


            14.5. ENTIRE AGREEMENT; AMENDMENT

                  This Agreement, including the Schedules, Exhibits and other documents referred to herein or furnished pursuant hereto constitute the entire agreement among the parties hereto with respect to the transactions contemplated herein and therein, and supersede all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein and therein. No amendment or modification of this Agreement shall be valid or binding unless set forth in writing and duly executed and delivered by the party against whom enforcement of the amendment or modification is sought.


            14.6. WAIVER

                  No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Agreement or under any other documents furnished in connection with or pursuant to this Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege, or the exercise of any other right, power or privilege. No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought and then only to the extent expressly specified therein.


            14.7. CONSENT TO JURISDICTION

                  This Agreement and the duties and obligations of ONS, OrionSat, the Exchanging Partners hereunder and under each of the documents referred to herein shall be enforceable against any of ONS, OrionSat, or one or more of the Exchanging Partners, as the case may be, in the courts of the United States and of the States of Maryland and Delaware. For such purpose, ONS, OrionSat and each of the Exchanging Partners hereby irrevocably submit to the non-exclusive jurisdiction of such courts, and agrees that all claims in respect of this Agreement and such other documents may be heard and determined in any of such courts.


            14.8. SEVERABILITY

                  If any part of any provision of this Agreement or any other agreement or document given pursuant to or in connection with this Agreement shall be invalid or unenforceable in any respect, such part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of such provision or the remaining provisions of this Agreement.


            14.9. GOVERNING LAW

                  This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of Delaware (excluding the choice of law rules thereof).


            14.10. NOTICES

                  All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be hand delivered, sent by overnight courier or mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by telegram, telecopy or telex, addressed as follows:

                  (i)      If to Orion Atlantic, ONS or OrionSat:

                           2440 Research Boulevard
                           Suite 400
                           Rockville, Maryland  20817
                           Attn:  Richard H. Shay, Esq.

                  (ii) If to the Exchanging Partners, to each of the following who is an Exchanging Partner:

                           British Aerospace
                              Holding, Inc.
                           22070 Broderick Drive
                           Sterling, Virginia  20166
                           Attn:  Charles Gaba


                           COM DEV Satellite
                               Communications Limited
                           155 Sheldon Drive
                           Cambridge, Ontario
                           Canada N1R 7H6
                           Attn:  David Belbeck


                           Kingston Communications
                              International Limited
                           Telephone House
                           Carr Lane
                           Kingston-upon-Hull
                           HU1 3RE   England
                           Attn:  John Bailey


                           Lockheed Martin Commercial
                              Launch Services, Inc.
                           Attention:  Chester Wheeler
                           Lockheed Martin Commercial
                              Launch Services, Inc.
                           P.O. Box 179
                           MSM DC-1400
                           Denver, Colorado  80201-0179

                           MCN Sat US, Inc.
                           37, Avenue Louis Breguet B.P.1
                           78146 Velizy Villacoublay Cedex
                           France
                           Attn:  Claude Goumy


                           Trans-Atlantic Satellite, Inc.
                           1211 Avenue of the Americas
                           41st Floor
                           New York, NY  10036
                           Attn:  Ken Mori


Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be hand delivered, sent, mailed, telecopied or telexed in the manner described above, or which shall be delivered to a telegraph company, shall be deemed sufficiently given, served, sent, received or delivered for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, or (with respect to a telecopy or telex) the answerback being deemed conclusive, but not exclusive, evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.


            14.11. HEADINGS

                  Section headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.


            14.12. EXECUTION IN COUNTERPARTS

                  To facilitate execution, this Agreement may be executed in as many counterparts as may be required. It shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

            14.13. LIMITATION ON BENEFITS

                  The covenants, undertakings and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto and their respective successors, heirs, executors, administrators, legal representatives and permitted assigns, except that (i) the agreements set forth in Section 10 also shall be for the benefit of, and enforceable by, EP Indemnified Persons and their respective successors, heirs, executors, administrators, legal representatives or permitted assigns, and (ii) agreements relating to Affiliates of the Exchanging Partners named or referred to specifically herein also shall be for the benefit of, enforceable by and (to the extent permitted by law) enforceable against such Affiliates and their respective successors, heirs, executors, administrators, legal representatives or permitted assigns.


            14.14. BINDING EFFECT

                  Subject to any provisions hereof restricting assignment, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs, executors, administrators, legal representatives and assigns.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, or have caused this Agreement to be duly executed on their behalf, as of the day and year first above written.

                            INTERNATIONAL PRIVATE SATELLITE PARTNERS, L.P.

                                            By: Orion Satellite Corporation, its
                                                general partner

                                            By:
                                                --------------------------------
                                            Title:
                                                  ------------------------------



                                            ORION NETWORK SYSTEMS, INC.

                                            By:
                                                --------------------------------
                                            Title:
                                                  ------------------------------



                                            ORION SATELLITE CORPORATION

                                            By:
                                                --------------------------------
                                            Title:
                                                  ------------------------------

                                            BRITISH AEROSPACE
                                            COMMUNICATIONS, INC.


                                            By:
                                                --------------------------------

Date:                                       Title:
     ---------------------------------            ------------------------------



                                            COM DEV SATELLITE
                                            COMMUNICATIONS LIMITED


                                            By:
                                                --------------------------------

Date:                                       Title:
     ---------------------------------            ------------------------------



                                            KINGSTON COMMUNICATIONS
                                            INTERNATIONAL LIMITED


                                            By:
                                                --------------------------------

Date:                                       Title:
     ---------------------------------            ------------------------------


                                            LOCKHEED MARTIN
                                            COMMERCIAL LAUNCH
                                            SERVICES, INC.


                                            By:
                                                --------------------------------

Date:                                       Title:
     ---------------------------------            ------------------------------



                                            MCN SAT US, INC.


                                            By:
                                                --------------------------------

Date:                                       Title:
     ---------------------------------            ------------------------------

                                            TRANS-ATLANTIC SATELLITE,
                                            INC.


                                            By:
                                                --------------------------------

Date:                                       Title:
     ---------------------------------            ------------------------------

                                                                       EXHIBIT A
                                                                       ---------

                                   DEFINITIONS

                  "Affiliate" means: (a) with respect to a person, any member of such person's family; (b) with respect to an entity, any officer, director, stockholder, partner or investor of or in such entity or of or in any Affiliate of such entity; and (c) with respect to a person or entity, any person or entity which directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with such person or entity.

                  "Agreement" means the Exchange Agreement, including each of the Schedules and Exhibits hereto.

                  "Agreement of Principles" means the Agreement of Principles dated as of April 2, 1992, among Orion Atlantic, OrionSat, ONS and the Exchanging Partners.

                  "BAe" means British Aerospace Communications, Inc., a Delaware corporation.

                  "Business Day" means any day on which commercial banks in New York City are not required or authorized to close.

                  "Certificate of Designations" means the Certificate of Designations, Rights and Preferences establishing the terms and relative rights and preferences of the Newco Preferred Stock in substantially the form set forth as Exhibit B to this Agreement.

                  "Claims" means all demands, claims, actions or causes of action, assessments, losses, damages (including, without limitation, diminution in value), liabilities, costs and expenses, including, without limitation, interest, penalties and attorneys' fees and disbursements.

                  "Closing" means the closing of the exchange of interests pursuant to the Agreement.

                  "Closing Date" means such time and date as shall be as proposed by ONS not more than ten days after satisfaction or waiver of all the conditions specified in Sections 9 and 10.

                  "COM DEV" means COM DEV Satellite Communications Limited, a Canadian corporation.

                  "Consent and Agreement" means the Consent and Agreement effective as of December 20, 1991, among Orion Atlantic, OrionSat, ONS and the Exchanging Partners.

                  "Control" means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities, by agreement or otherwise).

                  "Encumbrance" means any mortgage, lien, pledge, encumbrance, security interest, deed of trust, option, encroachment, reservation, order, decree, judgment, condition, restriction, charge, agreement, claim or equity of any kind.

                  "EP Indemnified Persons' means the Exchanging Partners and their respective Affiliates, employees, representatives, agents, officers and directors.

                  "Exhibit" means an exhibit attached to the Agreement.

                  "Exchange Act" means the Exchange Act of 1934, as amended.

                  "Kingston"   means   Kingston   Communications   International
Limited, a company organized under the laws of England.

                  "Kingston Sales Representative Agreements" means the Sales Representative Agreement dated as of June 30, 1994, between Orion Atlantic and a Kingston Affiliate, Kingston Satellite Systems Limited, as amended, and the Ground Operations Agreement dated as of June 30, 1994, between Orion Atlantic and Kingston, as amended.

                  "Laws" means all foreign, federal, state and local statutes, laws, ordinances, regulations, rules, resolutions, orders, determinations, writs, injunctions, awards (including, without limitation, awards of any arbitrator), judgments and decrees applicable to the specified persons or entities and to the businesses and assets thereof (including, without limitation, Laws relating to securities registration and regulation; the sale, leasing, ownership or management of real property; employment practices, terms and conditions, and wages and hours; building standards, land use and zoning; safety, health and fire prevention; and environmental protection).

                  "Limited Partner" means ONS and the Exchanging Partners as limited partners of Orion Atlantic.

                  "LP Interest" means a limited partnership interest in Orion Atlantic.

                  "Lockheed Martin" means Lockheed Martin Commercial Launch Services, Inc., a Delaware corporation.

                  "Material Adverse Effect" means a material adverse effect on the business, results of operations, liabilities, properties, assets or financial condition of ONS and its Subsidiaries, taken as a whole, or a material adverse effect on the transactions contemplated by this Agreement.

                  "Material Contract" means any contract, instrument, commitment or arrangement of ONS which ONS would be required to file with the SEC as an exhibit to a registration statement on Form S-1 pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act.

                  "MCN Sat" means MCN Sat US, Inc., a Delaware corporation.

                  "MCN Sat Sales Representative Agreements" means the Sales Representative Agreement dated as of June 30, 1995 between Orion Atlantic and MCN Sat Service, S.A., as amended, and the Ground Operations Agreement dated as of June 30, 1995 between Orion Atlantic and MCN Sat Service, S.A., as amended.

                  "Newco Common Stock" means shares of common stock, par value $.01 per share, of Newco.

                  "Newco Preferred Stock" means shares of Series C 6% Cumulative Redeemable Convertible Preferred Stock of Newco, par value $.01 per share, having the rights and preferences set forth in the Certificate of Designations.

                  "ONS" means ONS Network Systems, Inc., a Delaware corporation.

                  "ONS Common Stock" means shares of common stock, par value $.01 per share, of ONS.

                  "ONS  Series  A  Preferred   Stock"  means  the  Series  A  8%
Cumulative Redeemable Convertible Preferred Stock of ONS.

                  "ONS  Series  B  Preferred   Stock"  means  the  Series  B  8%
Cumulative Redeemable Convertible Preferred Stock of ONS.

                  "Orion  Atlantic"  means   International   Private   Satellite
Partners, L.P., a Delaware limited partnership.

                  "Option Agreements" means the applicable Option Agreement effective as of December 20, 1991, among Orion Atlantic, OrionSat and each of the Exchanging Partners.

                  "OrionSat" means Orion Satellite Corporation, a Delaware corporation.

                 "Partnership Agreement" means the Second Amended and Restated Agreement of Limited Partnership of International Private Satellite Partners, L.P., as amended.

                  "PPU  Agreement"  means  the  Preferred   Participating   Unit
Agreements dated as of October 7, 1993, among Orion Atlantic, OrionSat, and each of ONS, COM DEV, Kingston, Lockheed Martin and MCN Sat.

                  "Preferred   Bidder  Agreement"  means  the  Preferred  Bidder
Agreement effective as of December 20, 1991, among Orion Atlantic, OrionSat, ONS and the Exchanging Partners.

                   "Refund Agreement" means the Refund Agreement, dated December 31, 1994, among Orion Atlantic, OrionSat, ONS and certain of the Exchanging Partners.

                  "SEC" means the U.S. Securities and Exchange Commission.

                  "Section" means a Section (or a subsection) of the Agreement.

                  "Securities Act" means the Securities Act of 1933, as amended, and all laws promulgated pursuant thereto or in connection therewith.

                   "Subscription Agreement" means the Subscription Agreements effective as of December 20, 1991, between Orion Atlantic and each of the Exchanging Partners.

                  "Subsidiary" means, with respect to any Person, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control a general partner of such partnership, association or other business entity. Without limiting the foregoing, International Private Satellite Partners, L.P., a Delaware limited partnership, shall be deemed to be a Subsidiary of the Corporation for so long as the Corporation or any of its other Subsidiaries is the general partner thereof.

                  "TA Sat" means Trans-Atlantic Satellite, Inc., a Delaware corporation.

                  "Tax Adjustment Factor" means, with respect to (i) BAe, $11,634; (ii) COM DEV, $1,940; (iii) Kingston, $1,940; (iv) Lockheed Martin, $3,878; (v) MCN Sat, $3,878; and (vi) TA Sat, $3,878.

                                                                       EXHIBIT B
                                                                       ---------


                          CERTIFICATE OF DESIGNATIONS,

                             RIGHTS AND PREFERENCES

                                       OF

                        SERIES C 6% CUMULATIVE REDEEMABLE

                           CONVERTIBLE PREFERRED STOCK

                                       OF

                           ORION NEWCO SERVICES, INC.

--------------------------------------------------------------------------------

                             Pursuant to Section 151
                         of the General Corporation Law
                            of the State of Delaware

--------------------------------------------------------------------------------


         The undersigned DOES HEREBY CERTIFY that, pursuant to the authority contained in Article FOURTH of the Certificate of Incorporation of Orion Newco Services, Inc., a Delaware corporation (the "Corporation"), and in accordance with Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation has authorized the creation of a series of Preferred Stock of the Corporation having the designation Series C 6% Cumulative Redeemable Convertible Preferred Stock and having the powers, rights and preferences, and the qualifications, limitations and restrictions thereof, as are set forth in Exhibit A hereto and made a part hereof and that the following resolution was duly adopted by the Board of Directors of the Corporation:

                           RESOLVED,  that  a  series  of  authorized  Preferred
                  Stock, par value $0.01 per share, of the Corporation be, and it hereby is, created; that the shares of such series shall be, and they hereby are, designated as "Series C 6%

                  Cumulative Redeemable Convertible Preferred Stock;" that the number of shares constituting such series shall be, and it hereby is, fixed at _______,000; and that the powers, rights and preferences and the qualifications, limitations and restrictions thereof, of the shares of such series are as set forth in Exhibit A attached hereto and made a part hereof.

         IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate to be signed by its President and Chief Executive Officer and attested to by its Vice President, Corporate and Legal Affairs, and Secretary this ____ day of __________, 1996.

                                            ORION NEWCO SERVICES, INC.


                                            By:
                                                     ---------------------------
[SEAL]                                      Name:    W. Neil Bauer
                                            Title:   President/Chief Executive
                                                      Officer


ATTEST:


-----------------------------------------
Name:      Richard H. Shay, Esq.
Title:     Vice President, Corporate and
              Legal Affairs/Secretary

                                                                       EXHIBIT A
                                                                       ---------



                        SERIES C 6% CUMULATIVE REDEEMABLE
                           CONVERTIBLE PREFERRED STOCK

                  The following sections set forth the powers, rights and preferences, and the qualifications, limitations and restrictions thereof, of the Corporation's Series C 6% Cumulative Redeemable Convertible Preferred Stock. Capitalized terms used herein are defined in Section 10 below.

                  Section 1.        Dividends.
                                    ---------
                  1A. General Obligation. Subject to the preferential rights of Series A Preferred Stock or Series B Preferred Stock ranking senior to the Preferred Stock, the record holders of Preferred Stock shall be entitled to receive dividends, when, as and if declared by the Corporation's board of directors (the "Board") and to the extent permitted under the General Corporation Law of Delaware, as amended, as provided in this Section 1, subject to paragraph 1F. Dividends shall accrue on a daily basis commencing on the Date of Issuance of each Preferred Share at the simple interest rate of 6% per annum of the Liquidation Value thereof, and shall be payable as provided in paragraph 1B. Dividends shall cease accruing upon the earliest to occur of (i) the date on which the Liquidation Value of such Preferred Share is paid, (ii) the date on which such Preferred Share is converted into shares of Common Stock hereunder, or (iii) the Maturity Date. Such dividends shall accrue whether or not they have been declared and whether or not there are net profits, surplus or other funds of the Corporation legally available for the payment of dividends.

                  1B. Payment of Dividends. Subject to the provisions of paragraph 1A and paragraph 1F, dividends shall be payable, in arrears, following each Dividend Reference Date within twenty days after such Dividend Reference Date. The amount of the dividend on each share of Preferred Stock payable following each Dividend Reference Date shall equal the aggregate amount of all accrued and unpaid dividends on such share of Preferred Stock from the Prior Dividend Date (or, in the case of the first dividend paid with respect to such share, the Date of Issuance of such Preferred Share) through such Dividend Reference Date. To the extent any dividend is not paid within twenty days after a Dividend Reference Date, all dividends which have accrued and remain unpaid on each outstanding Preferred Share through such Dividend Reference Date shall be accumulated and shall remain accumulated dividends with respect to such Preferred Share until the date paid. No interest, dividend or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments that may be accrued and unpaid.

                  1C. Distribution of Partial Dividend Payments. Except in connection with redemptions or repurchases pursuant to paragraph 3A or 3B below, if at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Preferred Stock such payment shall be distributed ratably among the holders thereof based upon the aggregate accrued but unpaid dividends on the Preferred Shares held by each such holder and such payment shall be applied first to dividends which have accrued on such Preferred Shares during the period since the latest preceding Dividend Reference Date and second to reduce any previously accumulated dividends with respect to such Preferred Shares.

                  1D.   Payment  of  Dividends  in  Common   Stock.   Except  as
specifically provided herein, the Corporation shall pay all dividends with respect to the Preferred Stock (including, in the case of a redemption, any amount equal to accrued and unpaid dividends constituting a portion of the Redemption Price) in fully paid and non-assessable shares of Common Stock. The number of shares of Common Stock distributable in a dividend on each share of Preferred Stock shall be equal to the quotient obtained by dividing (a) the amount of such dividend, as determined under paragraph 1B, by (b) the higher of
(i) the Market Price of the Common Stock on the Dividend Reference Date immediately preceding the dividend payment and (ii) the Series A/B Dilution Price. When the Corporation pays a dividend to the holders of Preferred Stock, the Corporation shall provide each holder of Preferred Stock with a calculation of the aggregate number of shares of Common Stock payable in such dividend, including the computation of the Market Price. If any fractional interest in a share of Common Stock would, except for the provisions of this sentence, be deliverable upon payment of any dividend in shares of Common Stock, the Corporation, in lieu of delivering the fractional share therefor, shall pay an amount to the holder thereof equal to the Market Price of such fractional interest, calculated as set forth above in this paragraph 1D.

                  1E. Dividends on Junior Securities. The Corporation shall not declare and pay any dividends on Junior Securities unless all accrued and unpaid dividends on the Preferred Stock have been paid in full.

                  1F. Certain Withholding Provisions. Notwithstanding any other provision of Section 1, and without limiting the generality of the Board's power and authority with respect to the declaration and payment of dividends, the Board shall have and may exercise the power and authority to provide that the receipt by each record holder of Preferred Shares entitled thereto of any dividend paid by the Corporation as declared on the issued and outstanding Preferred Shares shall be subject to the condition (the "Tax Payment Condition") that the Corporation receive, at or prior to the time for payment of such dividend (the "Payment Time"), from or on behalf of such record holder, payment in full of the taxes, fees, duties, assessments, or other amounts, if any (the "Tax"), that the Corporation is required under applicable law to pay or withhold in connection with the declaration and payment to such record holder of such dividend. If the Tax Payment Condition applies and has been satisfied, or has been duly waived by the Corporation, at or prior to the Payment Time, at the Payment Time the Corporation shall pay such dividend to such record holder. If the Tax Payment Condition applies but has not been satisfied, and has not been duly waived by the Corporation, at or prior to the Payment Time, at the Payment Time the Corporation shall pay the dividend to which such record holder is entitled by irrevocably depositing and setting aside such dividend with the Secretary of the Corporation as escrow holder (the "Escrow Holder"). Upon the Escrow Holder's receipt, from or on behalf of such record holder, of payment in full of the Tax, plus any interest, penalty, or additional amount to be paid or withheld as a result of the passage of time from and after the Payment Time (the "Escrow Termination Time"), the Escrow Holder shall release such dividend to such record holder and shall release such Tax, and such additional amount if any, to the Corporation. If such dividend is paid in shares of Common Stock and is not received at or prior to the Payment Time by the record holder of Preferred Shares entitled to payment thereof, then (notwithstanding any provision hereof to the contrary) until the Escrow Termination Time (and only until such time, whether or not the dividend has been released by the Escrow Holder), such record holder shall not be entitled to vote such shares of Common Stock for any purpose, to receive payment of dividends or other distributions on such shares of Common Stock, or to exercise any other rights or privileges in respect of such shares of Common Stock, and the Escrow Holder shall have no right to vote such shares of Common Stock or to exercise any other right or privilege in respect thereof (whether in accordance with the wishes or directions of such record holder or otherwise), but the Escrow Holder shall receive and hold in escrow until the Escrow Termination Time together with such shares of Common Stock any dividends paid or other distributions made on such shares of Common Stock and at the Escrow Termination Time shall release such dividends paid or other distributions made on such shares of Common Stock, if any, along with such shares of Common Stock.

                  Section 2.        Liquidation.
                                    -----------
                  Subject to the provisions of Section 2 of each of the Series A Certificate and the Series B Certificate: upon any Liquidation, each holder of Preferred Stock shall be entitled to be paid, before any distribution or payment is made upon any Junior Securities, an amount in cash equal to the greater of
(a) the aggregate Liquidation Value (plus an amount equal to all accrued and unpaid dividends) of all shares of Preferred Stock held by such holder or (b) the amount which would be distributed with respect to the shares of Common Stock (including fractional shares for purposes of this calculation) into which such shares of Preferred Stock are convertible (assuming conversion of all outstanding Preferred Stock) immediately prior to the record date for such distribution (or, if there is no such record date, then the date as of which the holders of Common Stock entitled to such distribution are determined), and the holders of Preferred Stock shall not be entitled to any further payment; and if upon any such Liquidation the Corporation's assets to be distributed among the holders of the Preferred Stock are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid, then the entire assets to be distributed shall be distributed ratably among such holders based upon the aggregate Liquidation Value (plus all accrued and unpaid dividends) of the Preferred Shares held by each such holder. Prior to such Liquidation, the Corporation shall (to the extent permitted by law) declare for payment all accrued and unpaid dividends with respect to the Preferred Stock, which dividends shall be payable in cash notwithstanding the provisions of paragraph 1D. (Payment of the greater of the amounts specified in clauses (a) and (b) of this Section 2 in respect of such Preferred Shares shall constitute payment of such declared dividends.) The Corporation shall mail written notice of such Liquidation, not less than 60 days prior to the payment date stated therein, to each record holder of Preferred Stock.

                  Section 3.        Redemptions.
                                    -----------
                 3A. Redemption at the Maturity Date. At the Maturity Date the Corporation shall redeem all of the Preferred Shares then outstanding for a price equal to the Redemption Price. The Corporation shall pay the Redemption Price for the Preferred Shares within thirty (30) days after the Maturity Date (or such later date upon which the certificates evidencing the Preferred Shares are surrendered to the Corporation).

                  3B. Redemption at the Option of the Corporation. At any time after the Initial Redemption Date, or, if prior to the Initial Redemption Date, immediately prior to the consummation of any consolidation, merger or sale in which the successor entity or purchasing entity is other than the Corporation, to the extent that it has funds legally sufficient therefor, the Corporation may redeem all or, subject to the last sentence of this paragraph, a portion of the Preferred Shares then outstanding for the Redemption Price. The number of Preferred Shares to be redeemed from each holder thereof in a partial redemption pursuant to this paragraph 3B shall be the number of Preferred Shares determined by multiplying the total number of Preferred Shares to be redeemed by a fraction, the numerator of which shall be the total Redemption Price of Preferred Shares then held by such holder and the denominator of which shall be the aggregate Redemption Price of Preferred Shares then outstanding.

                  3C. Redemption Payment. For each Preferred Share which is to be redeemed, the Corporation shall be obligated to pay the Redemption Price to the holder thereof on the Redemption Date or such later date upon which occurs the surrender by such holder at the Corporation's principal office of the certificate representing such Preferred Share. Subject to the provisions of paragraph 4C of the Series A Certificate and paragraph 4C of the Series B Certificate, if the funds of the Corporation legally available for payment of the cash portion of the Redemption Price of Preferred Shares on any Redemption Date are insufficient to pay the cash portion of the Redemption Price for the total number of Preferred Shares to be redeemed on such date, those funds which are legally available shall be used to redeem the maximum possible number of such Preferred Shares ratably among the holders of the Preferred Shares to be redeemed based upon the aggregate Redemption Price of the Preferred Shares held by each such holder and the remaining Preferred Shares called for redemption will remain outstanding; and at any time thereafter when additional funds of the Corporation are legally available for the redemption of Preferred Shares, such funds shall immediately be used to redeem the balance of the Preferred Shares which the Corporation has become obligated to redeem on any Redemption Date but which it has not redeemed. Payment of the Redemption Price in respect of such Preferred Shares shall extinguish all rights to dividends that are accrued and unpaid as of the Redemption Date with respect to the Preferred Shares which are redeemed on such Redemption Date.

                  3D. Notice of Redemption. The Corporation shall mail written notice of each redemption of any Preferred Stock to each record holder of Preferred Stock not more than 60 nor less than 30 days prior to the date on which such redemption is to be made specifying (a) the number of shares of Preferred Stock to be redeemed by the Corporation and (b) the Redemption Date. Upon mailing any such notice of redemption, the Corporation shall become obligated to redeem the total number of Preferred Shares specified in such notice at the time of redemption specified therein and upon the surrender on or before such time of the certificates representing such Preferred Shares. If one or more holders of Preferred Shares being redeemed shall fail to surrender the certificates representing such Preferred Shares by the Redemption Date, the Corporation shall pay the Redemption Price by irrevocably depositing or setting aside the required amount to be paid promptly upon surrender of such certificates. Such deposit or set aside shall be deemed payment of the Redemption Price to the holder for whom it is deposited or set aside. In case fewer than the total number of Preferred Shares represented by any certificate are redeemed, a new certificate representing the number of unredeemed Preferred Shares shall be issued to the holder thereof without cost to such holder within three Business Days after surrender of the certificate representing the redeemed Preferred Shares.

                  3E. Dividends after Redemption Date. No Preferred Share that is redeemed is entitled to any dividends accruing after the Redemption Date. On the Redemption Date of any Preferred Share, all rights of the holder of such Preferred Share shall cease, and such Preferred Share shall be deemed to be no longer outstanding.

                  3F. Redeemed or Otherwise Acquired Preferred Shares. Any Preferred Shares which are redeemed, converted or otherwise acquired by the Corporation thereupon shall be retired. All such shares shall upon their retirement become authorized but unissued shares of preferred stock of the Corporation and may not be reissued as Preferred Stock but may be reissued as part of a new series of preferred stock to be created by resolution or resolutions of the board of directors, subject to the conditions or restrictions on issuance set forth in the certificate of incorporation of the Corporation.

                  Section 4.        Voting Rights.
                                    -------------
                  The holders of the Preferred Stock shall be entitled to notice of all stockholders meetings in accordance with the Corporation's bylaws, and except as otherwise required by law, the holders of the Preferred Stock shall be entitled to vote on all matters submitted to the stockholders for a vote together with the holders of the Common Stock voting together as a single class with each share of Common Stock entitled to one vote per share, and each Preferred Share (including fractional shares) entitled to one vote for each whole share of Common Stock that would be issuable upon conversion of such Preferred Share at the time the vote is taken.

                  Section 5.        Conversion.
                                    ----------
                  5A.      Conversion Procedure.
                           --------------------
                  (i) At any time and from time to time after the issuance thereof, any holder of Preferred Stock may convert all or any of the Preferred Shares (including any fraction of a Preferred Share) held by such holder into a number of shares of Common Stock equal to the sum of: (a) the number of shares of Common Stock computed by multiplying the number of Preferred Shares to be converted by the Liquidation Value of a Preferred Share, and dividing the result by the Conversion Price then in effect, plus (b) the number of shares of Common Stock that would be payable if all accrued but unpaid dividends were declared and paid on the Preferred Shares to be converted. For purposes of determining the amount of dividends payable or that would be payable with respect to a conversion under Section 5, the date for determining the Market Price shall be the Business Day immediately preceding the date on which conversion is deemed to have been effected.

                  (ii) Each conversion of Preferred Stock shall be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing the Preferred Shares to be converted have been surrendered at the principal office of the Corporation, together with written notice of the holder's desire to convert such Preferred Shares. At such time as such conversion has been effected, the rights of the holder of such Preferred Shares as such holder shall cease, and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby, which Common Stock shall be deemed to have been issued as of such time. Issuance of Common Stock by the Corporation to effect any conversion shall extinguish all rights to dividends that are accrued and unpaid as of the date on which conversion is to be made with respect to the Preferred Shares which are to be converted on such date.

                  (iii) The conversion rights of any Preferred Share subject to redemption hereunder shall terminate on the Redemption Date for such Preferred Share unless the Corporation has failed to pay to the holder thereof the Redemption Price thereof.

                  (iv) Notwithstanding any other provision hereof, if a conversion of any Preferred Shares is to be made in connection with a Public Offering or prior to a redemption, such conversion may, at the election of the holder of such Preferred Shares, be conditioned upon the consummation of the Public Offering or the redemption occurring on or before a specified date, in which case such conversion shall not be deemed to be effective until the consummation of the Public Offering or unless the redemption occurs on or before the specified date.

                  (v) As soon as possible after a conversion has been effected (but in any event within three Business Days in the case of subparagraph (a) below), the Corporation shall deliver to the converting holder:

                  (a) a certificate or certificates representing the number of shares of Common Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified;

                  (b)      payment  of the  amount  payable  under  subparagraph
                           (viii) below with respect to such conversion; and

                  (c) a certificate representing any Preferred Shares which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

                  (vi) The issuance of certificates for shares of Common Stock upon conversion of Preferred Stock shall be made without charge to the holders of such Preferred Stock for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Common Stock.

                  (vii) The Corporation shall not close its books against the transfer of Preferred Stock or of Common Stock issued or issuable upon conversion of Preferred Stock in any manner which interferes with the timely conversion of Preferred Stock. The Corporation shall assist and cooperate (but the Corporation shall not be required to expend substantial efforts or funds) with any holder of Preferred Shares required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of Preferred Shares hereunder

(including, without limitation, making any filings required to be made by the Corporation).

                  (viii) If any fractional interest in a share of Common Stock would, except for the provisions of this subparagraph, be deliverable upon any conversion of shares of a holder's Preferred Stock, the Corporation, in lieu of delivering the fractional share therefor, shall pay an amount to the holder thereof equal to the Market Price of such fractional interest as of the Business Day immediately preceding the date of conversion.

                  (ix) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon the conversion of the Preferred Stock, not less than the number of shares of Common Stock issuable upon the conversion of all outstanding Preferred Stock which may then be exercised. All shares of Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be necessary to ensure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance).

                  5B. Subdivision or Combination of Common Stock. If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) the outstanding shares of one or more classes of Common Stock into a greater number of shares, the Conversion Price (and the Trigger Price and Series A/B Dilution Price) in effect immediately prior to such subdivision shall be proportionately reduced, and if the Corporation at any time combines (by reverse stock split or otherwise) the outstanding shares of one or more classes of Common Stock into a smaller number of shares, the Conversion Price (and the Trigger Price and Series A/B Dilution Price) in effect immediately prior to such combination shall be proportionately increased.

                  5C. Reorganization, Reclassification, Consolidation, Merger or Sale. In connection with any Reorganization, (i) the holders of Preferred Stock shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Preferred Stock, such shares of stock, securities, cash or other assets (or, if not practicably attainable, the reasonable equivalent thereof) as such holder would have received in connection with such Reorganization if such holder had converted its Preferred Stock immediately prior to such Reorganization, and (ii) dividends and amounts in respect of dividends hereunder payable in shares of Common Stock prior to such Reorganization shall be payable, in lieu of each share of Common Stock, in such shares of stock, securities, cash or other assets (or reasonable equivalent thereof) as the holder of one share of Common Stock received in connection with such Reorganization. The Corporation shall make appropriate provisions to ensure that the requirements of the previous sentence are effected. In each such case, the Corporation shall also make appropriate provisions to ensure that the provisions of this Section 5 and Sections 6 and 7 shall thereafter be applicable to the Preferred Stock.

                  5D.      Notices.
                           -------
                  (i) Immediately upon any adjustment of the Conversion Price, the Corporation shall give written notice thereof to all holders of Preferred Stock, setting forth in reasonable detail and certifying the calculation of such adjustment.

                  (ii) The Corporation shall give written notice to all holders of Preferred Stock at least 20 days prior to the date on which the Corporation closes its books or fixes a record date (a) with respect to any dividend or distribution upon Common Stock, (b) with respect to any pro rata subscription offer to holders of Common Stock or (c) for determining rights to vote with respect to any Liquidation or Reorganization.

                  5E. Mandatory Conversion. The Corporation may require, by written notice to all holders of Preferred Stock, the conversion of all of the outstanding Preferred Stock into a number of shares of Common Stock equal to the sum of: (a) the number of shares of Common Stock computed by multiplying the number of Preferred Shares to be converted by the Liquidation Value of a Preferred Share, and dividing the result by the applicable Conversion Price then in effect, plus (b) the number of shares of Common Stock that would be payable if all accrued but unpaid dividends were declared and paid on the Preferred Shares to be converted; provided that the Closing Price of the Common Stock (adjusted proportionately for stock dividends, stock splits, combinations, and similar changes in the Common Stock occurring after the Closing) on at least twenty (20) of the thirty (30) latest trading days preceding the date of the Corporation's notice has been greater than or equal to the Conversion Price. If the Corporation shall require the conversion of the Preferred Stock under this
Section 5E within two years from the Initial Date of Issuance, then the number of shares of Common Stock into which the shares of Preferred Stock are converted shall be increased by the number of shares of Common Stock that would be payable if the Corporation were immediately to declare and pay all dividends that in the absence of conversion would have accrued on such shares of Preferred Stock over the six-month period immediately following the date of conversion; provided, however, that the total dividends and amounts in respect of dividends paid on the Preferred Stock after the Date of Issuance thereof, including any additional amounts in respect of dividends paid as a result of a required conversion under this Section 5E, shall not be less than the amount of dividends that would have accrued on all outstanding shares of the Preferred Stock for one full year following the Initial Date of Issuance.

                  Any conversion of shares of Preferred Stock under this Paragraph 5E shall be effected and be deemed to have been effected as of the close of business on the date on which the Corporation provides written notice of such conversion to the holders of such shares of Preferred Stock (the "Mandatory Conversion Time"), and as of the Mandatory Conversion Time, the rights of the holders of the converted shares of Preferred Stock, as such, shall cease and terminate, such converted shares of Preferred Stock shall be retired in accordance with paragraph 3F, the shares of Common Stock into which such shares of Preferred Stock are converted shall be issued and deemed to have been issued, the certificate(s) that theretofore represented shares of Preferred Stock thereafter shall represent the number of shares of Common Stock into which the shares of Preferred Stock theretofore represented thereby shall have been converted, and the holder of any such certificate, upon the surrender thereof to the Corporation, shall be entitled to receive from the Corporation a new certificate representing the number of shares of Common Stock into which the shares of Preferred Stock theretofore represented thereby shall have been converted.

                  5F.      Effect on Conversion Price of Certain Events.
                           --------------------------------------------
                  (i) General. In order to prevent dilution of the conversion rights granted under this Section 5, the Conversion Price shall be subject to adjustment from time to time pursuant to this paragraph 5F.

                  (ii) Adjustment of Conversion Price. If and whenever on or after the Date of Issuance the Corporation issues or sells, or in accordance with this paragraph 5F is deemed to have issued or sold, other than in an Excluded Issuance, any share of Common Stock for a consideration per share less than the Trigger Price in effect immediately prior to such time (a "Dilutive Event"), then forthwith upon such issue or sale in the Dilutive Event the Conversion Price shall be reduced by multiplying the Conversion Price in effect immediately before the Dilutive Event by a fraction, the numerator of which is the number of shares of Common Stock that are Outstanding on an As-Converted Basis (as defined below) immediately before the Dilutive Event plus the number of shares of Common Stock that could be purchased at the Trigger Price at the time of the Dilutive Event for the aggregate consideration paid or payable upon the sale or issuance of Common Stock in the Dilutive Event, and the denominator of which is the number of shares of Common Stock that are Outstanding on an As-Converted Basis immediately before the Dilutive Event plus the number of shares that are acquired or to be acquired upon the sale or issuance of the Common Stock in the Dilutive Event. For purposes of this paragraph 5F(ii), "Outstanding on an As-Converted Basis" immediately before the Dilutive Event means the sum of (i) all Common Stock issued and outstanding immediately before the Dilutive Event plus (ii) all Common Stock issuable upon the exercise of Options or conversion of Convertible Securities outstanding immediately before the Dilutive Event (other than Preferred Stock).

                  (iii) Issuance of Rights or Options. If the Corporation in any manner grants any Options and the price per share for which shares of Common Stock are issuable upon the exercise of any such Option is less than the Trigger Price in effect immediately prior to the time of the granting of such Option, then such shares of Common Stock shall be deemed to have been issued and sold by the Corporation at the time of the granting of such Options for such price per share and the Conversion Price shall be adjusted in accordance with paragraph 5F(ii) above. For purposes of this paragraph, the "price per share" for which shares of Common Stock are issuable upon the exercise of any Option shall be equal to the sum of the amounts of consideration (if any) received or receivable by the Corporation with respect to such shares of Common Stock upon the granting of the Option and upon exercise of the Option. No further adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock upon the exercise of such Options.

                  (iv) Issuance of Convertible Securities. If the Corporation in any manner issues or sells any Convertible Security (or Options to purchase any Convertible Security) and the price per share for shares of Common Stock that are issuable upon conversion or exchange thereof is less than the Trigger Price in effect immediately prior to the time of such issue or sale (or the granting of such Option), then such shares of Common Stock shall be deemed to have been issued and sold by the Corporation at the time of the issuance or sale of such Convertible Securities (or the granting of such Option) for such price per share and the Conversion Price shall be adjusted in accordance with paragraph 5F(ii) above. For the purposes of this paragraph, the "price per share" for which shares of Common Stock are issuable upon conversion or exchange of any Convertible Security (or exercise of any Option therefor) shall be equal to the sum of the amounts of consideration (if any) received or receivable by the Corporation upon the issuance of the Convertible Security (or such Option) and upon the conversion or exchange of such Convertible Security (or exercise of such Option). No further adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of any Convertible Security, and if any such issue or sale of such Convertible Security is made upon exercise of any Options for which adjustments of the Conversion Price had been or are to be made pursuant to other provisions of this Section 5, no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

                  (v) Change in Option Price or Conversion Rate. If the purchase price provided for in any Option, the additional consideration (if any) payable upon the issue, conversion or exchange of any Convertible Security, or the rate at which any Convertible Security is convertible into or exchangeable for Common Stock change at any time, any Conversion Price previously adjusted with respect to such Option or Convertible Security and in effect at the time of such change shall be readjusted to the Conversion Price which would have been in effect at such time had such Option or Convertible Security originally provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

                  (vi) Treatment of Expired Options and Unexercised Convertible Securities. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Security without the exercise of any such Option or right, any Conversion Price then in effect hereunder shall be adjusted to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued.

                  (vii) Calculation of Consideration Received. If any Common Stock, Option or Convertible Security is issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Corporation shall be the Market Price thereof as of the date of receipt. If any Common Stock, Option or Convertible Security is issued to the owners of the non-surviving entity in connection with any merger in which the Corporation is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash and securities shall be as determined in good faith by the Board of Directors of the Corporation.

                  (viii) Integrated Transactions. In case any Option is issued in connection with the issue or sale of other securities of the Corporation, together comprising one integrated transaction in which no specific consideration is allocated to such Option by the parties thereto, the Option shall be deemed to have been issued for a consideration of $.01.

                  (ix) Treasury Shares. For purposes of calculating under this paragraph 5F the number of shares of Common Stock outstanding at any given time, the number of shares of Common Stock outstanding at such time does not include shares owned or held by or for the account of the Corporation or any subsidiary thereof, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock.

                  (x)  De  Minimis   Adjustments.   Notwithstanding   any  other
provisions of this Section 5, the Corporation  shall not be required to make any

                                      -12
adjustment of the Conversion Price unless such adjustment would require an increase or decrease of at least one percent (1%) in the Conversion Price as then in effect. Any lesser adjustment shall be carried forward and shall be made no later than the time of, and together with, the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least one percent (1%) of the Conversion Price as then in effect. If any action would require adjustment of the Conversion Price pursuant to more than one subparagraph of this paragraph 5F, only one adjustment shall be made as determined in good faith by the Board of Directors of the Corporation.

                  Section 6.        Liquidating Dividends.
                                    ---------------------
                  If the Corporation declares or pays a Liquidating Dividend upon the Common Stock, then the Corporation shall pay to the holders of Preferred Stock at the time of payment thereof the Liquidating Dividend which would have been paid to such holders had such Preferred Stock been converted immediately prior to the record date fixed for determining the stockholders entitled to receive payment of such Liquidating Dividend, or, if no record date is fixed, the date as of which the record holders of Common Stock entitled to such dividends are to be determined.

                  Section 7.        Purchase Rights.
                                    ---------------
                  If at any time the Corporation grants, issues or sells any Purchase Rights pro rata to the record holders of any class of Common Stock, then each holder of Preferred Stock shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder would have acquired if such holder had held the number of shares of Common Stock acquirable upon conversion of such holder's Preferred Shares immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

                  Section 8.        Registration of Transfer.
                                    ------------------------
                  The Corporation shall keep at its principal office a register for the registration of issuances and transfers of Preferred Stock. Upon the surrender of any certificate representing Preferred Stock at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Preferred Shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of Preferred Shares as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate, and dividends shall accrue on the Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such Preferred Stock represented by the surrendered certificate.

                  Section 9.        Replacement.
                                    -----------
                  Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Preferred Shares, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor, its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Preferred Shares represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends shall accrue on the Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on the Preferred Shares represented by such lost, stolen, destroyed or mutilated certificate.

                  Section 10.       Definitions.
                                    -----------
                  "Bond Offering" means an underwritten offering of notes or debentures of the Corporation to the public, with or without Options, primarily for the purpose of refinancing the indebtedness of International Private Satellite Partners, L.P. ("Orion Atlantic") outstanding under the Credit Agreement dated December 6, 1991 among Orion Atlantic, the Banks named therein and The Chase Manhattan Bank (National Association), as Agent.

                  "Business Day" means a day on which banks are generally open for business in New York City.

                  "Closing" means ______ ___, 1996.

                  "Closing Price" of each share of Common Stock or other security means the composite closing price of the sales of the Common Stock or such other security on all securities exchanges on which such security may at the time be listed (as reported in The Wall Street Journal), or, if there has been no sale on any such exchange on any day, the average of the highest bid and lowest asked prices of the Common Stock or such other security on all such exchanges at the end of such day, or, if such security is not so listed, the closing price (or last price, if applicable) of sales of the Common Stock or such other security in the Nasdaq National Market (as reported in The Wall Street Journal) on such day, or if such security is not quoted in the Nasdaq National Market but is traded over-the-counter, the average of the highest bid and lowest asked prices on such day in the over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization.

                  "Common Stock" means, collectively, the Corporation's common stock, par value $0.01 per share, and any capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any Liquidation of the Corporation; and if there is a change such that the securities issuable upon conversion of the Preferred Stock are issued by an entity other than the Corporation or there is a change in the class of securities so issuable, then the term "Common Stock" shall mean one share of the security issuable upon conversion of the Preferred Stock if such security is issuable in shares, or shall mean the smallest unit in which such security is issuable if such security is not issuable in shares.

                  "Conversion Price" shall mean, with respect to any Series C Share, $17.50 (subject to adjustment as provided in Section 5 for events occurring after its Date of Issuance).

                  "Convertible Securities" means any stock or other securities of the Corporation convertible into or exchangeable for Common Stock.

                  "Convertible   Subordinated   Debenture   Offering"  means  an
offering of convertible subordinated debentures of the Corporation to the public, which debentures would be convertible into Common Stock.

                  "Corporation" means Orion Newco Services, Inc., a Delaware corporation.

                  "Date of Issuance," with respect to any Preferred Share, means the date on which the Corporation initially issues such Preferred Share, regardless of the number of times transfer of such Preferred Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Preferred Share.

                  "Dividend Reference Date" mean [___________] of each year, commencing __________, 1996, and each of the following: (i) the date on which the Liquidation Value of such Preferred Share is paid, (ii) the date on which such Preferred Share is converted into shares of Common Stock hereunder, and
(iii) the Maturity Date.

                  "Excluded Issuance" means the issue or sale of (i) shares of Common Stock in respect of any transaction described in paragraph 5B (including without limitation any stock split, stock dividend or recapitalization), (ii) shares of Common Stock by the Corporation pursuant to the exercise of Options and Convertible Securities outstanding immediately prior to the Closing at exercise prices that are greater than or equal to the respective exercise prices in effect as of Closing (as adjusted pursuant to the terms of such securities to give effect to stock dividends or stock splits or a combination of shares in connection with a recapitalization, merger, consolidation or other reorganization occurring after the Closing), (iii) up to an aggregate of 150,000 shares of Common Stock by the Corporation for any purpose, (iv) Options to acquire Common Stock by the Corporation pursuant to a resolution of, or a stock option plan approved by a resolution of, the Board of Directors of the Corporation (or the compensation committee thereof) to the Corporation's employees or directors, (v) shares of Common Stock, Options or Convertible Securities (or shares of Common Stock pursuant to the exercise of Options and Convertible Securities) as part of or in connection with a Bond Offering or a Convertible Subordinated Debenture Offering.

                  "Initial Date of Issuance" means the Date of Issuance of the first share of Preferred Stock to be issued.

                  "Initial Redemption Date" means the earlier of (i) the close of business on ______, 1998. [two years from the Date of Issuance] or (ii) the effective date of a Reorganization.

                  "Junior Securities" means Common Stock and any other capital stock or other equity securities issued by the Corporation, whether currently existing or hereafter authorized or issued (other than Series A Preferred or Series B Preferred or any other series of preferred stock of the Corporation issued pursuant to an option granted to purchasers of Series A Preferred in connection with the initial issuances of Series A Preferred by the Corporation).

                  "Liquidation" means the liquidation, dissolution or winding up of the Corporation; provided, however, that neither the consolidation or merger of the Corporation into or with any other entity or entities, nor the sale or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation.

                  "Liquidating Dividend" means a dividend upon the Common Stock payable otherwise than in cash out of legally available funds (determined in accordance with generally accepted accounting principles, consistently applied) except for a stock dividend payable in shares of Common Stock.

                  "Liquidation Value" of any Preferred Share shall be equal to $1,000.

                  "Market Price" of each share of Common Stock or other security means, with respect to a specified date, the Closing Price of such share or other security, averaged over a period of the 20 consecutive Business Days prior to such date. If during this period such security is not listed on any securities exchange, quoted in the Nasdaq National Market, or quoted in the over-the-counter market, the Market Price will be the fair value of such shares of Common Stock or security determined by agreement between the Corporation and the holders of a majority of the outstanding Preferred Shares. If such parties are unable to reach agreement within a reasonable period of time, the fair value of such security shall be determined by an independent appraiser experienced in valuing such type of consideration jointly selected by the Corporation and the holders of a majority of the outstanding Preferred Shares. The determination of such appraiser shall be final and binding upon the parties, and the fees and expenses of such appraiser shall be borne by the Corporation.

                  "Maturity Date" means the close of business on ______ __, 2021. [25 years from the Date of Issuance]

                  "Options" means any options, warrants or rights to subscribe for or to purchase Common Stock or any Convertible Securities.

                  "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "Preferred Share" means a share of Series C Preferred.

                  "Preferred Stock" means the Series C Preferred.

                  "Prior Dividend Date" means, with respect to a Dividend Reference Date, the previous Dividend Reference Date following which dividends were paid on shares of Preferred Stock hereunder (or, if there is no such previous Dividend Reference Date, the Date of Issuance).

                  "Public Offering" means any offering by the Corporation of its equity securities to the public pursuant to an effective registration statement under the Securities Act of 1933, as then in effect, or any comparable statement under any similar federal statute then in force; provided, that "Public Offering" shall not include an offering made in connection with a business acquisition or combination or an employee benefit plan.

                  "Purchase Rights" means any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property.

                  "Redemption Date" means the date on which the Redemption Price of a Preferred Share is paid to the holder thereof.

                  "Redemption   Price"  means  the  Liquidation  Value  of  such
Preferred Share, payable in cash, plus an amount equal to all accrued and unpaid dividends thereon, payable in shares of Common Stock pursuant to paragraph 1D.

                  "Reorganization" means any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Corporation's assets to another Person or other transaction which is effected in such a manner that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock.

                  "Series A Certificate" means the Certificate of Designations, Rights and Preferences for the Series A Preferred.

                  "Series B Certificate" means the Certificate of Designations, Rights and Preferences for the Series B Preferred.

                  "Series A Preferred" means the Corporation's Series A 8% Cumulative Redeemable Convertible Preferred Stock, par value $.01 per share.

                  "Series B Preferred" means the Corporation's Series B 8% Cumulative Redeemable Convertible Preferred Stock, par value $.01 per share.

                  "Series C Preferred" means the Corporation's Series C 6% Cumulative Redeemable Convertible Preferred Stock, par value $.01 per share.

                  "Series A/B Dilution Price" means, at any time, the conversion price for the Series B Preferred as then in effect under the Series B Certificate.

                  "Series A Share" means a share of Series A Preferred.

                  "Series B Share" means a share of Series B Preferred.

                  "Series C Share" means a share of Series C Preferred.

                  "Trigger Price" shall mean, with respect to any Series C Share, $14.00 (subject to adjustment as provided in Section 5B for events occurring after its Date of Issuance).

                  Section 11.       Amendment and Waiver.
                                    --------------------

                  No amendment, modification or waiver shall be binding or effective with respect to any provision hereof without the prior affirmative vote or written consent of the holders of a majority of the Preferred Shares outstanding at the time such action is taken; provided, however, that without the prior affirmative vote or written consent of each holder individually holding at least 51% of the Preferred Stock then outstanding, no such action shall change (i) the rate at which or the manner in which dividends on the Preferred Stock accrue or the form of consideration in which such dividends are payable or the times at which such dividends become payable or the amount payable on redemption of the Preferred

Stock or the times at which redemption of Preferred Stock is to occur, (ii) any Conversion Price of the Preferred Stock or the number of shares or class of stock into which the Preferred Stock is convertible, (iii) the priority of payment of dividends to the Preferred Stock, (iv) the Liquidation Value, (v) the voting rights of the Preferred Stock, (vi) the rights of the Preferred Stock upon a reorganization, (vii) the provisions for mandatory conversion of the Preferred Stock, (viii) the rights of holders of the Preferred Stock to acquire Purchase Rights, or (ix) the percentage required to approve any change in this
Section 11.

                  Section 12.       Notices.
                                    -------
                  Except as otherwise expressly provided hereunder, all notices referred to herein shall be in writing and shall be delivered by registered or certified mail, return receipt requested and postage prepaid, or by reputable overnight courier service, charges prepaid, and shall be deemed to have been given when so mailed or sent (i) to the Corporation, at its principal executive offices and (ii) to any stockholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder).

                                                                       EXHIBIT D
                                                                       ---------

                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of _______, 199__, between and among Orion Network Systems, Inc., a Delaware corporation ("ONS"); British Aerospace Communications, Inc., a Delaware corporation ("BAe"); COM DEV Satellite Communications Limited, a Canadian corporation ("COM DEV"); Kingston Communications International Limited, a company incorporated under the laws of England ("Kingston"); Lockheed Martin Commercial Launch Services, Inc., a Delaware corporation ("Lockheed Martin"); MCN Sat US, Inc., a Delaware corporation ("MCN Sat"); and Trans-Atlantic Satellite, Inc., a Delaware corporation ("TA Sat") (collectively, BAe, COM DEV, Kingston, Lockheed Martin, MCN Sat, and TA Sat are referred to as the "Exchanging Partners").

         This Agreement is made in connection with and is conditioned upon the consummation by ONS and the Exchanging Partners of (i) the formation of a new Delaware corporation to be named Orion Newco Services, Inc. ("Newco" or the "Company") substantially identical in all material respects to ONS; (ii) the merger of a newly created subsidiary of Newco into ONS in a transaction in which all capital stock of ONS is exchanged for equivalent capital stock (common or preferred, as applicable, with the same relative rights and preferences) of Newco, and in which ONS becomes a wholly owned subsidiary of Newco; and (iii) the Exchanging Partners' transfer of their limited partnership interests in International Private Satellite Partners, L.P., a Delaware limited partnership ("Orion Atlantic"), to Newco in exchange for shares of a newly created series of the preferred stock of Newco having the designation Series C 6% Cumulative Redeemable Convertible Preferred Stock (the "Series C Preferred Stock") pursuant to a Section 351 Exchange Agreement and Plan of Conversion, dated as of June ___, 1996, between ONS, Orion Atlantic, Orion Satellite Corporation, a Delaware corporation, and the Exchanging Partners ("Exchange Agreement"). The Series C Preferred Stock issued to the Exchanging Partners pursuant to the Exchange Agreement will be convertible into shares of common stock, par value $.01 per share, of Newco ("Common Stock"), and is to have certain registration rights set forth herein.

         In consideration of the foregoing, the parties hereto agree as follows:


1.          Definitions.
            -----------
            As used in this Agreement, the following capitalized defined terms shall have the following meanings:

                  "Business Day" shall mean a day on which banks are generally open for business in New York City.

                  "Closing Date" shall mean the date of closing of Newco's sale of its Series C Preferred Stock to the Exchanging Partners as contemplated by the Exchange Agreement.

                  "Certificate  of   Designations"   means  the  Certificate  of
Designations, Rights and Preferences establishing the terms and relative rights and preferences of the Series C Preferred Stock.

                  "Common Stock" means common stock, par value $.01 per share, of Newco, and any capital stock of Newco into which the Common Stock is converted or convertible.

                  "Company" shall have the meaning set forth in the preamble and shall also include the Company's successors or other parties who succeed to the Company's obligations hereunder.

                  "Eligible   Registrable   Securities"  means  the  Registrable
Securities which a Holder is permitted to sell under the terms of the Transfer Restriction Agreements.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                  "Exchange Agreement" shall have the meaning set forth in the preamble.

                  "Exchanging Partner" shall have the meaning set forth in the preamble.

                  "Holder" shall mean any holder of Registrable Securities.

                  "Initial Shelf Registration Statement" shall mean the Shelf Registration Statement filed by the Company pursuant to Section 2(a).

                  "Losses" means any losses, claims, damages, liabilities, costs and expenses, including, but not limited to reasonable attorney's fees.

                  "Majority Holders" shall mean the Holders of a majority of the Eligible Registrable Securities.

                  "Market Value" shall mean, with respect to a specified date, the aggregate closing price of such shares of Common Stock, averaged over a period of 20 consecutive Business Days prior to such date. If during this period the Common Stock is not listed on any securities exchange, quoted on the Nasdaq National Market, or quoted in the over-the-counter market, the Market Value will be the fair value of the Common Stock determined by agreement between the Company and the Holders of a majority of the Eligible Registrable Securities. If such parties are unable to reach agreement within a reasonable period of time, the fair value of the Common Stock shall be determined by an independent appraiser experienced in valuing such type of consideration jointly selected by the Company and the Holders of a majority of the Eligible Registrable Securities. The determination of such appraiser shall be final and binding upon the parties, and the fees and expenses of such appraiser shall be borne by the Company.

                  "Person" shall mean an individual, partnership, corporation, trust, or unincorporated organization, or a government or agency or political subdivision thereof.

                  "Piggyback Registration" shall mean the registration by Newco of the Common Stock (whether for its own account or for the account of others) under the Securities Act, other than a registration statement filed pursuant to the provisions of Section 2 or Section 3 hereof or a registration of securities in connection with a business acquisition or combination or an employee benefit plan.

                  "Prior Registration Rights Agreement" shall mean the following agreements entered into by ONS on or before the date of the Exchange Agreement under which ONS is obligated to register, or include in a registration statement under the Securities Act, shares of capital stock of ONS, and all amendments and supplements to any such agreement entered into on or before the date of the Exchange Agreement, in each case as such agreement will be amended prior to the closing under the Exchange Agreement to transfer all of ONS's rights and obligations under each of such agreements to Newco: (i) the Registration Rights Agreement dated as of June 17, 1994, among ONS and the Schedule of Investors set forth therein, as amended (including without limitation the amendment dated June __, 1996, a copy of which is attached hereto (the "Recent PRRAA")); (ii) the Registration Rights Agreement, dated as of April 29, 1994, between ONS and Space Systems/Loral, Inc. (the "SS/L RR Agreement"); and (iii) the respective Warrants of ONS dated as of December 20, 1991, granted to British Aerospace Communications, Inc. and Kingston Communications (Hull) plc.

                  "Proceeding"   means   any   action,   suit,   proceeding   or
investigation or written threat thereof.

                  "Registrable Securities" shall mean, regardless of who holds such securities at the applicable time, the shares of Common Stock or other securities issued or issuable upon conversion of the Series C Preferred Stock purchased by the Exchanging Partners pursuant to the Exchange Agreement or issued as dividends or distributions pursuant to the Certificate of Designations; provided, however, that such securities shall cease to be Registrable Securities when a registration statement with respect to the registration of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of pursuant to such registration statement.

                  "Registration  Expenses"  shall  mean  any  and  all  expenses incident to the filing and effectiveness of each registration statement and performance of or compliance by the Company with this Agreement, including without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. ("NASD") registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Eligible Registrable Securities and the preparation of a Blue Sky memorandum and compliance with the rules of the NASD, (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any registration statement, any prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements, certificates and other documents relating to the performance of and compliance with this Agreement,
(iv) all fees and expenses incurred in connection with the listing of any of the Eligible Registrable Securities on any securities exchange or The Nasdaq National Market System, (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, (vi) the fees and disbursements of one special counsel representing the Holders of Eligible Registrable Securities, such special counsel to be selected by the Holders of a majority of the Eligible Registrable Securities being registered, (vii) the fees and expenses of a "qualified independent underwriter" if required by Schedule E of the By-Laws of the NASD in connection with the offering of any of the Eligible Registrable Securities, (viii) the fees and expenses of any escrow agent or custodian, and
(ix) any fees and disbursements of any Underwriters customarily paid by issuers or sellers of securities and the reasonable fees and expenses of any special experts retained by the Company in connection with any registration statement, but excluding underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

                  "Registration Period" shall mean a period terminating five (5) years following the Closing Date.

                  "SEC" shall mean the Securities and Exchange Commission.

                  "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

                  "Series C Preferred Stock" shall mean Series C 6% Cumulative Redeemable Convertible Preferred Stock of Newco.

                  "Shelf Registration" shall mean a registration required to be effected pursuant to Section 2(a).

                  "Shelf Registration Statement" shall mean a "shelf" registration statement of Newco which covers the registration of Registrable Securities on a Form S-3, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all material incorporated by reference therein; "Shelf Registration Statement" shall include the Initial Shelf Registration Statement and each Top-up Shelf Registration Statement.

                  "Top-up Period" shall have the meaning set forth in Section 2(c).

                  "Top-up Shelf Registration Statement" shall have the meaning set forth in Section 2(c).

                  "Transfer Restriction Agreement" means (i) each agreement, dated on or about the Closing Date, between Newco and any Exchanging Partner and
(ii) each subsequent agreement entered into between Newco and any of an Exchanging Partner, any affiliate thereof, any transferee of Series C Preferred Stock or Common Stock into which such Series C Preferred Stock is converted or which is issued as a dividend on such Series C Preferred Stock or any other party pursuant to the terms of another Transfer Restriction Agreement, in each case which provides for restrictions on transfer of the Series C Preferred Stock or Common Stock into which such Series C Preferred Stock is converted or which is issued as a dividend on such Series C Preferred Stock.

                  "Underwriter" shall mean each Person who participates as an underwriter of securities in a registered offering under the Securities Act.

                  "Underwritten Offering" shall mean a sale of securities of the Company to an Underwriter or Underwriters for reoffering to the public.


2.                Shelf Registration.
                  ------------------
                  2(a)  Filing of  Initial  Shelf  Registration  Statement.  The
Company shall prepare and cause to be filed as soon as practicable (but no later than 15 days after) the expiration of the 180 day period referred to under paragraph 1 of the Transfer Restriction Agreement, the Initial Shelf Registration Statement providing for the registration of any and all of the Eligible Registrable Securities each Holder elects to include in the Initial Shelf Registration Statement. The Company shall use all its reasonable best efforts to have the Initial Shelf Registration Statement declared effective by the SEC as soon as practicable after filing. Subject to Section 7 hereof, the Company shall use its reasonable best efforts to keep the Initial Shelf Registration Statement continuously effective for the Registration Period, or such shorter period which will terminate when all of the

Eligible Registrable Securities covered by the Initial Shelf Registration Statement, as amended from time to time pursuant to Section 2(c), have been sold pursuant to the Initial Shelf Registration Statement.

                  2(b) Election to Include Eligible Registrable Securities in Initial Shelf Registration Statement. The Company shall include in the Initial Shelf Registration Statement all Eligible Registrable Securities, other than Eligible Registrable Securities as to which a Holder advises the Company in writing, at least 15 days prior to the expiration of the 180 day period referred to under paragraph 1 of the Transfer Restriction Agreement, that such Holder does not wish to have included in the Initial Shelf Registration Statement. Any Holder who does not advise the Company in writing that such Holder does not wish to have such Holder's Eligible Registrable Securities included in the Initial Shelf Registration Statement shall be deemed to have assented to the inclusion thereof. Notwithstanding the foregoing, except as set forth below, any Holder who does not provide the information reasonably requested by the Company in connection with the Initial Shelf Registration Statement shall not be entitled to have its Eligible Registrable Securities included in the Initial Shelf Registration Statement.

                  2(c) Filing of Subsequent Shelf Registration Statements or Amendments. The Company shall use all reasonable efforts to cause to be filed, during each successive period of not less than 60 days and not more than 90 days (as determined by the Company, having regard principally to coordination of such registration with ongoing business matters and disclosure requirements) following effectiveness of the Initial Shelf Registration Statement which terminates on or before the end of the Registration Period (each, a "Top-up Period"), an additional Shelf Registration Statement or, at the Company's option, a post-effective amendment to any then-effective Shelf Registration Statement (a "Top-up Shelf Registration Statement") providing for the registration of any and all of the Eligible Registrable Securities each Holder elects to include in such Top-up Shelf Registration Statement which have not been registered previously. The Company shall use all reasonable efforts to have each such Shelf Registration Statement or post-effective amendment declared effective by the SEC as soon as practicable after filing. Subject to Section 7 hereof, the Company shall use all reasonable efforts to keep each Top-up Shelf Registration Statement continuously effective for the Registration Period, or such shorter period which will terminate when all of the Eligible Registrable Securities covered by such Top-up Shelf Registration Statement, as amended from time to time pursuant to this Section 2(c), have been sold pursuant to such Top-up Shelf Registration Statement.

                  2(d) Election to Include Eligible Registrable Securities in Top-up Shelf Registration Statements. The Company shall give written notice to all Holders of record of its intention to file a Top-up Shelf Registration Statement with the SEC as far in advance of (and in no event less than 20 days prior to) the anticipated filing date, and set forth in such notice the anticipated filing date. The

Company shall include in the Top-up Shelf Registration Statement all Eligible Registrable Securities as to which a Holder advises the Company in writing, at least 10 days prior to the Top-up Shelf Registration Statement's anticipated filing date, that such Holder wishes to have included in the Top-up Shelf Registration Statement. In addition, any Holder who does not advise the Company in writing that such Holder does not wish to have such Holder's Eligible Registrable Securities included in the Top-up Shelf Registration Statement shall be deemed to have assented to the inclusion thereof. Except as set forth below, any Holder who has requested or assented to inclusion of its Eligible Registrable Securities in the Top-up Shelf Registration Statement but who does not provide the information reasonably requested by the Company in connection with the Top-up Shelf Registration Statement shall not be entitled to have its Eligible Registrable Securities included in the Top-up Shelf Registration Statement.

                  2(e) Effective Registration Statement, Amendments. A Shelf Registration Statement pursuant to this Section 2 will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after it has been declared effective, the offering of any Registrable Securities pursuant to such registration statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such registration statement will be deemed not to have become effective, and the Company shall be required to continue to use its reasonable best efforts to have such registration statement declared effective. Further, the Company shall, if necessary, to supplement or amend each Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registration.

                  2(f) Expenses. The Company shall pay any and all Registration Expenses incident to the filing of each Shelf Registration Statement or otherwise incident to the performance of or compliance by the Company with this
Section 2. Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Eligible Registrable Securities pursuant to the Shelf Registration Statement.

                  2(g) Consultation Regarding Top-up Registration. Within thirty
(30) days after the filing of the second Top-up Registration Statement, the Company and the other parties hereto shall consult regarding (i) whether the process of filing Top-up Registration Statements rather than registering all Registrable Securities is resulting in any delays or other impediments in Holders being able to sell Eligible Registrable Securities, and (ii) if any delays are occurring, whether this Agreement should be modified to eliminate such delays in view of the detriments associated with such modifications.

3.       Demand Registration of Underwritten Offerings.
         ---------------------------------------------
                  3(a) Requests for Underwritten Registration. At any time following expiration of the 180 day period referred to under paragraph 1 of the Transfer Restriction Agreement, one or more Holders may request that the Company effect a registration under the Securities Act of all or any of their Eligible Registrable Securities in an Underwritten Offering; provided, however, that the requesting Holders must request registration of Eligible Registrable Securities with a Market Value, on the date of such request, of at least $17.5 million. Each request for an Underwritten Offering shall specify the approximate number of shares of Eligible Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company will give written notice of such requested demand registration to all other Holders and, subject to Section 3(b), will include in any such registration which constitutes an Underwritten Offering satisfying the requirements of this Section 3(a) all Eligible Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the date the Company's notice is given.

                  3(b) Priority on Underwritten Offering. If the managing Underwriters for an Underwritten Offering advise the Company in writing that in their reasonable opinion the aggregate number of Eligible Registrable Securities to be included in an Underwritten Offering (together with any other shares of Common Stock ("Other Registrable Stock") which the Company is required to include in such registration on a pro rata basis with Eligible Registrable Securities under a Prior Registration Rights Agreement) exceeds the number of shares which can be sold in an orderly manner in such offering within a price range acceptable to the Holders of a majority of the Eligible Registrable Securities and Other Registrable Stock requested to be included in such registration, the Company will include in such registration (i) first, the maximum amount of Eligible Registrable Securities requested to be included therein, pro rata among the respective Holders thereof on the basis of the amount of Eligible Registrable Securities requested to be included in such registration by each such Holder, and (ii) second, the maximum amount of Other Registrable Stock and any other securities requested to be included therein (including by the Company, subject to Section 3(e)), pro rata among the holders of such Other Registrable Stock and other securities on the basis of the number of shares requested to be included in such registration by each such holder, in each case up to the greatest number of shares of Common Stock which in the reasonable opinion of such underwriters can be sold in an orderly manner in the price range of such offering,

                  3(c) Restrictions on Underwritten Offerings. The Company will not be obligated to effect more than one Underwritten Offering for Holders of Eligible Registrable Securities within any twelve month period and will not be obligated to effect an Underwritten Offering for Holders of Eligible Registrable

Securities at any time before 90 days after the earlier of (i) the date the previous registration statement prepared in connection with an Underwritten Offering for holders of Eligible Registrable Securities ceases to be effective or (ii) the date that all shares registered thereunder have been sold.

                  3(d) Selection of Underwriters. The Holders of a majority of the Eligible Registrable Securities requested to be included in such Underwritten Offering will have the right to select the managing Underwriter(s) to administer the offering; provided, first, that if the Company is successful in obtaining the services of one or more Underwriters who have been the managing Underwriters for an Underwritten Offering of the Company's securities previously, such Underwriters shall be the managing Underwriter(s) to administer the offering; and provided, second, that if the Company participates in the Underwritten Offering under Section 3(e), such Holders shall obtain the Company's consent to managing Underwriter(s) to administer the offering, which consent shall not be unreasonably withheld.

                  3(e) Inclusion by the Company of its Common Stock in an Underwritten Offering. If the managing underwriters for an Underwritten Offering advise the Company in writing that in their opinion the aggregate number of Eligible Registrable Securities to be included in an Underwritten Offering (together with any Other Registrable Stock) is less than the number of shares which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Eligible Registrable Securities and Other Registrable Stock requested to be included in such registration, the Company may include in such registration, on its own behalf, up to the greatest number of shares of Common Stock which in the opinion of such underwriters can be sold (together with the Eligible Registrable Securities and Other Registrable Stock requested to be included in such registration) in an orderly manner in the price range of such offering.

                  3(f) Participation in Underwritten Registrations. Notwithstanding any other provision of this Section 3 to the contrary, no Person may participate in any Underwritten Offering hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in the applicable underwriting arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided, however, that no Holder of Eligible Registrable Securities included in any Underwritten Offering shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such Holder and such Holder's intended method of distribution.

                  3(g) Expenses of Underwriting Offering. If the Underwritten Offering includes Eligible Registrable Securities with a Market Value, on the date of the request under Section 3(a) that the Company effect the Underwritten Offering, of at least $35 million, the Company shall pay any and all Registration Expenses incident to the filing of each registration statement or otherwise incident to the performance of or compliance by the Company with this
Section 3; if such Market Value is less than $35 million, any and all Registration Expenses incident to the filing of each registration statement and other out of pocket expenses incident to the performance of or compliance by the Company with this Section 3 shall be borne by the Holders whose Eligible Registrable Securities are included in the Underwritten Offering and holders of any other securities included therein (including the Company, if it is including its securities in the Underwritten Offering), pro rata based upon the number of shares included by each such holder. Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Eligible Registrable Securities included in the Underwritten Offering.

                  3(h) Relationship to Shelf Registration. The rights and obligations of the parties hereto under Section 3 shall be in addition to, and not in lieu of, their respective rights and obligations under Section 2.


4.                Piggyback Registration Rights.
                  -----------------------------
                  4(a) Requests for Piggyback Registration. If at any time following the expiration of the 180 day period referred to in paragraph 1 of the Transfer Restriction Agreement, the Company proposes to effect a Piggyback Registration, the Company will give written notice to all Holders of its intention to effect such a registration and, subject to Section 4(b) and Section 4(c), will include in such registration all Eligible Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the date the Company's notice is given.

                  4(b) Priority on Primary Registrations. If the proposed Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing Underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering in an orderly manner within a price range acceptable to the Company, the Company will include in such registration (i) first, the securities the Company proposes to sell and the High Priority Registrable Securities (as defined in the Recent PRRAA), pro rata among the Company and the holders of such High Priority Registrable Securities on the basis of the number of shares requested to be included by the Company and each such holder, and (ii) second, the greatest number of Eligible Registrable Securities and the remaining Other Registrable Stock requested to be included which in the opinion of such Underwriters can be sold in an orderly manner in the price range of such offering, pro rata among the respective holders thereof on the basis of the amount of Eligible Registrable Securities or Other Registrable Stock requested to be included in such registration by each such holder.

                  4(c) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing Underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration and any other securities to be included in such registration (including Other Registrable Stock) and (ii) second, the Eligible Registrable Securities requested to be included in such registration, pro rata among the holders of such Eligible Registrable Securities and other securities on the basis of the number of shares requested to be included by each such holder.

                  4(d) Participation in Piggyback Registrations. Notwithstanding any other provision of this Section 4 to the contrary, no Person may participate in any Piggyback Registrations hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in the applicable underwriting arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided, however, that no Holder of Eligible Registrable Securities included in any Piggyback Registrations shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such Holder and such Holder's intended method of distribution.

                  4(e) Expenses of Piggyback Registration. The Company shall pay any and all Registration Expenses incident to the filing of each registration statement or otherwise incident to the performance of or compliance by the Company with this Section 4. Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Eligible Registrable Securities included in the Piggyback Registration.


5.       Registration Procedures.
         -----------------------
         In connection with the obligations of the Company with respect to a registration statement pursuant to Section 2, Section 3 or Section 4 hereof, the Company shall use its reasonable best efforts to effect or cause to be effected (subject to the provisions of Section 6(c) hereof) the registration of the Eligible Registrable Securities under the Securities Act to permit the sale of such Eligible Registrable Securities by the Holders in accordance with their intended method or methods of distribution, and the Company shall:

                  5(a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Eligible Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective within the time period required hereunder
(provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to one counsel selected by the holders of 70% of the Eligible Registrable Securities (together with any Other Registrable Stock) covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel, and the Company will incorporate in such registration statement the reasonable comments of such counsel not inconsistent with the Company's disclosure obligations under applicable securities laws);

                  5(b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period required hereunder (or if no period is so required, a period of not less than 180 days or such shorter period which is sufficient to complete the distribution of the securities registered under the registration statement) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                  5(c) furnish to each seller of Eligible Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Eligible Registrable Securities owned by such seller;

                  5(d) use its reasonable best efforts to register or qualify such Eligible Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Eligible Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

                  5(e) notify each seller of such Eligible Registrable Securities (i) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Eligible Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; (ii) when a registration statement and any amendment thereto has been filed with the SEC and when the registration statement or any post-effective amendment thereto has become effective; (iii) of any request by the SEC for amendment or supplements to the registration statement or the prospectus included therein or for additional information; (iv) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; and (v) the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation of any proceeding for such purpose;

                  5(f) cause all such Eligible Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its reasonable best efforts to secure designation of all such Eligible Registrable Securities covered by such registration statement as a Nasdaq "national market system security" within the meaning of Rule 11Aa2-1 of the SEC or, failing that, to secure Nasdaq authorization for such Eligible Registrable Securities and without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Eligible Registrable Securities with the NASD;

                  5(g) provide a transfer agent and registrar for all such Eligible Registrable Securities not later than the effective date of such registration statement;

                  5(h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Eligible Registrable Securities (together with any Other Registrable Stock) being sold or the Underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Eligible Registrable Securities;

                  5(i) make available all financial and other records, pertinent corporate documents and properties of the Company for inspection by, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by, any seller of Eligible
Registrable Securities, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or Underwriter in connection with such registration statement who executes any reasonable confidentiality agreement that may be reasonably requested by the Company or who is bound by fiduciary duty or professional responsibility to preserve the confidentiality thereof;

                  5(j) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC; and

                  5(k) use its reasonable best efforts to cause such Eligible Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Eligible Registrable Securities.

                  5(l) take such  reasonable  action as may be necessary so that
(i) any registration statement and any amendment thereto and any prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, (ii) any registration statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein not misleading and
(iii) any prospectus forming part of any registration statement, and any amendment or supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  5(m) use its reasonable  best efforts to prevent the issuance,
and  if  issued  to  obtain  the  withdrawal,   of  any  order   suspending  the
effectiveness of any registration statement at the earliest possible time.

                  5(n) unless any Eligible Registrable Securities shall be in book-entry form, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Eligible Registrable Securities to be sold pursuant to any registration statement free of any restrictive legend and in such permitted denominations and registered in such names as Holders may request in connection with the sale of Eligible Registrable Securities pursuant to such registration statement.

                  5(o) use its reasonable best efforts to comply with all applicable rules and regulations of the SEC and make generally available to its security holders or otherwise provide in accordance with Section 11(a) of the Securities Act within the period required after the effective date of the applicable registration statement an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereof.

         The Company may require each Holder of Eligible Registrable  Securities
(i) to furnish to the Company such information regarding the proposed distribution by such Holder of such Eligible Registrable Securities as the Company may from time to time reasonably request in writing, and (ii) to enter into an underwriting agreement and securities sales agreement in the form contemplated by Section 5(h).

         Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(e) hereof, such Holder will immediately discontinue disposition of Eligible Registrable Securities pursuant to a registration statement until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 5(b) hereof, and, if so directed by the Company, such Holder will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in such Holder's possession, of the prospectus covering such Eligible Registrable Securities current at the time of receipt of such notice. If the Company shall give any such notice to suspend the disposition of Eligible Registrable Securities pursuant to a registration statement, the Company shall extend the period during which the registration statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders shall have received copies of the supplemented or amended prospectus necessary to resume such dispositions.


6.                Hold-Back Agreements.
                  --------------------
                  6(a) Restrictions on Public Sale by Holders. By electing to include Eligible Registrable Securities in a registration statement filed pursuant to Section 3 or Section 4 hereof, each such Holder of Eligible Registrable Securities shall be deemed to have agreed not to effect any public sale or distribution of securities of the Company of the same or similar class or classes of the securities included in the registration statement or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act, during the 15-day period prior to, and during such period of time as may be required by the Underwriters, but not to exceed a 180-day period beginning on, the effective date of the registration statement (except pursuant to the registration statement), except to the extent otherwise agreed in writing by the managing Underwriter.

                  6(b) Restrictions on Public Sale by the Company. The Company shall not effect any public sale or distribution of any securities which are the same as or substantially similar to the Eligible Registrable Securities being registered pursuant to a registration statement filed pursuant to Section 3 or
Section 4 hereof, or any securities convertible into or exchangeable or exercisable for such securities during the 15-day period prior to, and during the 180-day period beginning on, the effective date of a registration statement (except pursuant to the registration statement).

                  6(c) Coordination with Prior Registration Rights Agreements. The Company may, as necessary for the Company to perform its obligations under the SS/L RR Agreement, delay (only to the extent necessary to avoid a violation by the Company thereunder) in proceeding with any registration, under Section 2, 3 or 4 or otherwise.

7.                Black-Out Periods for Shelf Registration Statements.
                  ---------------------------------------------------
                  Notwithstanding anything to the contrary in this Agreement, commencing thirty (30) days after the effectiveness of a Shelf Registration Statement, the Company may, not more than once in any 12-month period, and one additional time during the term of this Agreement (but not during any other
Suspension Event or within thirty (30) days after termination of any other Suspension Event), direct the Holders to suspend sales of Eligible Registrable Securities registered thereunder, as provided herein, if one or more of the following events (a "Suspension Event") occurs: (i) an underwritten primary offering by the Company where the Company is advised by the managing Underwriter(s) for such offering that sale of Eligible Registrable Securities under the Shelf Registration Statement would have an adverse effect on the primary offering, (ii) a private placement offering by the Company where the Company is advised by the placement agent(s) for such offering, or, if there is no such placement agent, the Company reasonably determines, based upon advice from the Company's then financial advisors, if any, that sale of Eligible Registrable Securities under the Shelf Registration Statement would have an adverse effect on the private placement offering, (iii) pending negotiations relating to, or consummation of, a material corporate transaction (x) that would require additional disclosure of material information by the Company in the Shelf Registration Statement (or such filings), (y) as to which the Company has a bona fide business purpose for preserving confidentiality and (z) which renders the Company unable to comply with SEC requirements, in each case under circumstances that would make it impractical or inadvisable to cause the Shelf Registration Statement (or such filings) to become effective or to promptly amend or supplement the Shelf Registration Statement on a post-effective basis, as applicable, or (iv) to the extent necessary under the Recent PRRAA.

                  In the case of a Suspension Event, the Company may give notice (a "Suspension Notice") to the Holders to suspend sales of the Eligible Registrable Securities so that the Company may correct or update the Shelf Registration Statement (or such filings). Each suspension shall continue only for so long as the Suspension Event or its effect is continuing, and in no event will any suspension exceed 90 days. The Holders agree that they will not effect any sales of the Eligible Registrable Securities pursuant to such Shelf Registration Statement (or such filings) at any time after they have received a Suspension Notice from the

Company. If so directed by the Company, Holders will deliver to the Company all copies of the prospectus covering the Eligible Registrable Securities held by them at the time of receipt of the Suspension Notice. The Holders may recommence effecting sales of the Eligible Registrable Securities pursuant to the Shelf Registration Statement (or such filings) following further notice to such effect (an "End of Suspension Notice") from the Company, which End of Suspension Notice shall be given by the Company not later than five days after the conclusion of any Suspension Event and shall be accompanied by copies of the supplemented or amended prospectus necessary to resume such sales.

                  Notwithstanding Section 2, if the Company shall give a Suspension Notice pursuant to this Section 7, the Company shall extend the period during which the Shelf Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of the giving of the Suspension Notice to and including the date when the Holders shall have received the End of Suspension Notice and copies of the supplemented or amended prospectus necessary to resume sales.


8.          Indemnification.
            ---------------
                  8(a) Indemnification by the Company The Company shall indemnify, to the extent permitted by law, each Holder of Eligible Registrable Securities, each Person who controls such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act) and their respective officers, directors, partners, employees, agents and representatives, against all Losses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which made, not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein or by such Holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Holder with a sufficient number of copies of the same and except insofar as the same are caused by or contained in any prospectus if such Holder failed to send or deliver a copy of any subsequent prospectus or prospectus supplement which would have corrected such untrue or alleged untrue statement of material fact or such omission or alleged omission of a material fact with or prior to the delivery of written confirmation of the sale by such Holder after the Company has furnished such Holder with a sufficient number of copies of the same. In connection with an Underwritten Offering, the Company will indemnify such Underwriters, each Person who controls such Underwriters (within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act) and their respective officers, directors, partners, employees, agents and representatives to the same extent as provided above with respect to the indemnification of the Holders of Eligible Registrable Securities.

                  8(b) Indemnification by Holders. In connection with any registration statement in which Holders of Eligible Registrable Securities are participating, each such Holder will furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, each Person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act) and their respective officers, directors, partners, employees, agents and representatives against any Losses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus, or form of prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which made, not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement is contained in, or such omission or alleged omission is required to be contained in, any information so furnished in writing by such Holder to the Company expressly for use in such registration statement or prospectus and that such statement or omission was relied upon by the Company in preparation of such registration statement, prospectus or form of prospectus; provided, however, that such Holder of Eligible Registrable Securities shall not be liable in any such case to the extent that the Holder has furnished in writing to the Company prior to the filing of any such registration statement or prospectus or amendment or supplement thereto information expressly for use in such registration statement or prospectus or any amendment or supplement thereto which corrected or made not misleading, information previously furnished to the Company, and the Company failed to include such information therein. In no event shall the liability of any selling Holder of Eligible Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds (net of payment of all expenses) received by such Holder upon the sale of the Eligible Registrable Securities giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party.

         8(c) Conduct of Indemnification Proceedings. If any Person shall be entitled to indemnity hereunder such indemnified party shall give prompt notice to the party or parties from which such indemnity is sought of the commencement of any Proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however, that the failure to so notify the indemnifying parties shall not relieve the indemnifying parties from any obligation or liability except to the extent that the indemnifying parties have been prejudiced by such failure. The indemnifying parties shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such Proceeding, to assume, at the indemnifying parties' expense, the defense of any such Proceeding, with counsel reasonably satisfactory to such indemnified party; provided, however, that an indemnified party or parties (if more than one such indemnified party is named in any Proceeding) shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the parties to such Proceeding include both the indemnified party or parties and the indemnifying party or parties, and there exists, in the opinion of the parties' counsel, a conflict between one or more indemnifying parties and one or more indemnified parties, in which case the indemnifying parties shall, in connection with any one such Proceeding or separate but substantially similar or related Proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of not more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified party or parties. If an indemnifying party assumes the defense of such Proceeding, the indemnifying parties will not be subject to any liability for any settlement made by the indemnified party without its or their consent (such consent not to be unreasonably withheld).

                  8(d) Contribution. If the indemnification provided for in this
Section 8 is unavailable to an indemnified party or is insufficient to hold such indemnified party harmless for any Losses in respect of which this Section 8 would otherwise apply by its terms, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have an obligation to contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any Proceeding, to the extent such party would have been indemnified for such expenses under Section 8(c) if the indemnification provided for in Section 8(a) or Section 8(b) was available to such party. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provision of this Section 8(d), an indemnifying party that is a selling Holder of Eligible Registrable Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such indemnifying party exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reasons of such untrue or alleged untrue statement or omission or alleged omission. No person adjudged guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.



9.          Miscellaneous.
            -------------
                  9(a) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of the Majority Holders; provided, however, that no amendment, modification or supplement or waiver or consent to the departure with respect to the provisions of Section 2, Section 3, Section 4, Section 7 or Section 8 hereof shall be effective as against any Holder of Eligible Registrable Securities unless consented to in writing by such Holder of Eligible Registrable Securities.

                  9(b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this
Section 9(b), (ii) if to the Company, at 2440 Research Boulevard, Suite 400, Rockville, MD 20850, Attention: General Counsel, and thereafter at such other address, notice of which is given in accordance with the provisions of this
Section 9(b).

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

                  9(c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders. If any successor, assignee or transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be entitled to receive the benefits hereof and shall be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof.

                  9(d) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  9(e)  Headings.   The  headings  in  this  Agreement  are  for
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  9(f) Governing Law; Consent to Jurisdiction. THIS AGREEMENT AND THE DUTIES AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PROVISIONS THEREOF. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATES OF MARYLAND AND DELAWARE IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

                  9(g)  Severability.  In the event  that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  9(h) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

                  9(i) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior oral or written agreements, commitments or understandings between the parties with respect to the matters provided for herein.

                  9(j) Execution by Newco. At or prior to the Closing under the Exchange Agreement, ONS shall cause Newco to execute and deliver this Agreement or a counterpart hereof, at which time Newco shall become a party to this Agreement and be bound (and have all rights and obligations of the Company) hereunder. Each of the parties hereto hereby agrees to take or cause to be taken such further actions, and to execute and deliver such amendments hereto, as may be necessary or as may be reasonably requested in order to make Newco a party to this Agreement and be bound (and have all rights and obligations of the Company) hereunder.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                        ORION NETWORK SYSTEMS, INC.


                                        By:
                                             -----------------------------------
                                            Name:
                                            Title:



                                        BRITISH AEROSPACE COMMUNICATIONS,
                                        INC.


                                        By:
                                             -----------------------------------
                                            Name:
                                            Title:



                                        COM DEV SATELLITE COMMUNICATIONS
                                        LIMITED


                                        By:
                                             -----------------------------------
                                            Name:
                                            Title:



                                        KINGSTON COMMUNICATIONS
                                        INTERNATIONAL LIMITED


                                        By:
                                             -----------------------------------
                                            Name:
                                            Title:

                                        LOCKHEED MARTIN COMMERCIAL LAUNCH
                                        SERVICES, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:



                                        MCN SAT US, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:



                                        TRANS-ATLANTIC SATELLITE, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT
                ------------------------------------------------


                  THIS FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this "Amendment") is entered into as of __________, 1996, by and among Orion Network Systems, Inc., a Delaware corporation (the "Company"), and the undersigned holders of more than 70% of the Registrable Securities (as defined in and) under the Registration Rights Agreement dated June 17, 1994 among the Company and the Persons (Series A/B investors) set forth on the Schedule of Investors attached thereto (the "Series A/Series B Registration Rights Agreement").

                  WHEREAS, the Series A/Series B Registration Rights Agreement sets forth certain rights of the holders of Registrable Securities to have their common stock issuable upon conversion of the Series A and Series B preferred stock of the Company registered by the Company; and

                  WHEREAS, the Company is proposing to enter into a registration rights agreement substantially in the form attached hereto, with such changes as the holders of more than 70% of the Registrable Securities may agree upon in writing (the "Series C Registration Rights Agreement"), among the Company; British Aerospace Communications, Inc., COM DEV Satellite Communications Limited, Kingston Communications International Limited, Lockheed Martin Commercial Launch Services, Inc., MCN Sat US, Inc., and Trans-Atlantic Satellite, Inc.; and

                  WHEREAS, the Company is proposing to issue approximately $100 million of convertible subordinated debentures or other securities to finance its Orion 2 satellite (the "Convert"), and in connection therewith may enter into a registration rights agreement with the purchasers thereof (the "Convert Registration Rights Agreement");

                  WHEREAS, the parties hereto desire to amend the Series A/Series B Registration Rights Agreement to eliminate the conflicts between the Series A/Series B Registration Rights Agreement and the Series C Registration Rights Agreement and to provide for a further amendment to the Series A/Series B Registration Rights Agreement with respect to the Convert Registration Rights Agreement, and effect certain other changes.

                  NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

                  1.    PROVISIONS REGARDING OTHER REGISTRATIONS

                  Sections 2(d) and 3(b) of the Series A/Series B Registration Rights Agreement are hereby amended so that the provisions thereof (which provisions restrict the Company from filing or causing to be filed a registration or effecting any public sale or distribution of its securities) do not apply to any registration or public sale or distribution under the Series C Registration Rights Agreement. Instead, the Company agrees that, to the extent a registration or public sale or distribution of its securities under the Series C Registration Rights Agreement would otherwise have been a violation of the Series A/Series B Registration Rights Agreement, the Company agrees to use any then available rights under the Series C Registration Rights Agreement to suspend any shelf registration statements filed by the Company thereunder.

                  In addition, the provisions of Section 3(b)(ii) of the Series A/Series B Registration Rights Agreement are hereby amended so that they do not apply to any of the Series C 6% Cumulative Redeemable Convertible Preferred Stock ("Series C Preferred Stock") or any of the Common Stock issuable or issued as dividends on or with respect to, or upon conversion of, Series C Preferred Stock or other shares of capital stock issued in respect of Series C Preferred Stock (whether or not held by the Exchanging Partners).

                  2.    PROVISIONS REGARDING PRIORITY IN PIGGYBACK REGISTRATIONS

                  Section 2(b) of the Series A/Series B Registration Rights Agreement is hereby amended to read in its entirety as follows:

                                    (b)  Priority on Primary  Registrations.  If
                  the proposed Piggyback Registration is an underwritten primary registration on behalf of the Company (not including any registration initiated by the Company at the request of holders of Series C Preferred Stock pursuant to Section 3 of the Series C Registation Rights Agreement, whether or not the Company ultimately includes its shares in such registration), and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities the Company proposes to sell and (ii) second, the Registrable Securities requested to be included in such registration and any other securities requested to be included in such registration, pro rata among the holders of such Registrable Securities and other securities on the basis of the number of shares requested to be included by each such holder. Notwithstanding the prior sentence, if securities are proposed to be included in such Piggyback Registration under the Series C Registration Rights Agreement, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities the Company proposes to sell and up to one half of the Registrable Securities initially issued by the Company to the holders thereof and requested to be included in such registration (the "High Priority Registrable Securities"), pro rata among the Company and the holders of such High Priority Registrable Securities on the basis of the number of shares requested to be included by the Company and each such holder, and (ii) second, the remaining Registrable Securities requested to be included in such registration, the securities requested to be included in such registration under the Series C Registration Rights Agreement and any other securities requested to be included in such registration, pro rata among the holders of such Registrable Securities and other securities on the basis of the number of shares requested to be included by each such holder.

                  3.    WAIVER OF MOST FAVORABLE RIGHTS PROVISION

                  The provisions of Section 1(g) of the Series A/Series B Registration Rights Agreement (which provide for the Company agreeing not to grant materially more favorable registration rights than were granted under the Series A/Series B Registration Rights Agreement unless the Company agrees to amend the Series A/Series B Registration Rights Agreement to grant such more favorable rights to the holders of Registrable Securities under the Series A/Series B Registration Rights Agreement) are hereby waived with respect to the Series C Registration Rights Agreement.

                  4. CONFIRMATION REGARDING PARTICIPATION IN SHELF REGISTRATION

                  The parties hereto confirm that the rights of the holders of Registrable Securities under the Series A/Series B Registration Rights Agreement entitle such holders to have their Registrable Securities included in any Shelf Registration Statement, including any Top-Up Shelf

Registration Statement (as defined in and) under the Series C Registration Rights Agreement

                  5. AGREEMENT TO FURTHER AMENDMENT FOR CONVERT REGISTRATION RIGHTS AGREEMENT

                  The undersigned holders of Registrable Securities hereby agree to enter into a further amendment to the Series A/Series B Registration Rights Agreement with regard to the Convert Registration Rights Agreement substantially similar to this Amendment, provided that the terms of the Convert Registration Rights Agreement are not materially more restrictive with respect to the rights of (or less favorable to) the holders of Registrable Securities (as such rights may be implemented by or through the Company) than the terms of the Series C Registration Rights Agreement.

                  6.    MISCELLANEOUS

                        6(a)     Defined Terms

                  Capitalized terms used in this Amendment and not otherwise defined in this Amendment shall have the meanings provided for in the Series A/Series B Registration Rights Agreement.

                        6(b)     Governing Law

                  This Amendment, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the same laws as govern the Series A/Series B Registration Rights Agreement.

                        6(c)     Counterparts

                  To facilitate execution, this Amendment may be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

                        6(d)     Facsimile Execution

                  To facilitate execution, this Amendment may be executed through the use of facsimile transmission, and a counterpart of this Amendment that contains the facsimile signature of a party, which counterpart has been transmitted by facsimile transmission to each of the other parties hereto at such facsimile numbers as such other parties shall request, shall constitute an executed counterpart of this Amendment.

                        6(e)     Ratification

                  The Series A/Series B Registration Rights Agreement, except as amended and modified as hereinabove set forth, is in all respects ratified and confirmed, and the terms, covenants and agreements thereof shall be and remain in full force and effect.

                       6(f)     Effectiveness of the Amendment

                  This First Amendment to Series A/Series B Registration Rights Agreement is being made pursuant to Section 9(c) of the Series A/Series B Registration Rights Agreement which allows for amendment and waiver upon the prior written consent of the Company and holders of at least 70% of the Registrable Securities, and this First Amendment to Registration Rights Agreement shall become effective upon receipt of the signatures (in counterpart) from the Company and the holders of at least 70% of the Registrable Securities without any requirement that any other party to the Series A/Series B Registration Rights Agreement be a signatory hereto.

                  IN WITNESS WHEREOF, the undersigned have duly executed this Amendment, or have caused this Amendment to be duly executed on their behalf, as of the day and year first hereinabove set forth.


                                         ORION NETWORK SYSTEMS, INC.



                                         By
                                             --------------------------
                                         Its
                                             --------------------------


                                         CIBC WOOD GUNDY VENTURES, INC.


                                         By
                                             --------------------------
                                              Richard J. Brekka
                                              President


                                         FLEET VENTURE RESOURCES, INC.



                                         By
                                             --------------------------
                                         Its


                                         FLEET EQUITY PARTNERS, VI L.P.

                                         By:  Fleet Growth Resources II, Inc., a
                                         General Partner


                                         By
                                             --------------------------
                                         Its
                                             --------------------------

                                         CHISOLM PARTNERS, II, L.P.

                                         By:  Silverado II, L.P., Its General
                                         Partner

                                         By:  Silverado II Corp., Its General
                                         Partner

                                         By
                                             --------------------------
                                         Its
                                             --------------------------

                                                                       EXHIBIT E
                                                                       ---------

                              __________ ___, 1996



Orion Network Systems, Inc.
Suite 400
2440 Research Boulevard
Rockville, MD 20850

                  Re:  Resale Restrictions
                  ---  -------------------

                  Pursuant to and subject to the terms and conditions contained in the Section 351 Exchange Agreement and Plan of Conversion, dated as of June ___, 1996, among International Private Satellite Partners, L.P. ("Orion Atlantic"), Orion Network Systems, Inc. ("ONS"), Orion Satellite Corporation, British Aerospace Communications, Inc., Com Dev Satellite Communications Limited, Kingston Communications International Limited, Lockheed Martin Commercial Launch Services, Inc., MCN Sat U.S., Inc. and Trans-Atlantic Satellite, Inc. (the "Exchange Agreement"), ONS and the Exchanging Partners (as defined therein) are agreeing to (i) formation of a new Delaware corporation to be named Orion Newco Services, Inc. ("Newco" or the "Company") substantially identical in all material respects to ONS; (ii) have a newly created subsidiary of Newco merge into ONS in a transaction in which all capital stock of ONS is exchanged for equivalent capital stock (common or preferred, as applicable, with the same relative rights and preferences) of Newco, and in which ONS becomes a wholly owned subsidiary of Newco; and (iii) have the Exchanging Partners (including the undersigned) transfer their limited partnership interests in Orion Atlantic to Newco in exchange for shares of a newly created series of preferred stock of Newco having the designation Series C 6% Cumulative Redeemable Convertible Preferred Stock (the "Series C Preferred Stock"), which shares will be convertible into common stock, par value $.01 per share, of Newco (the "Common Stock").

                  In consideration of the foregoing, as required by the Exchange Agreement and in order to induce the parties thereto to consummate the Exchange Agreement and the transactions contemplated thereby, the undersigned hereby irrevocably agrees as follows:

                  1. 180 Day Lockup. The undersigned will not, directly or indirectly, sell, offer, contract to sell, make any short sale, pledge or otherwise dispose of ("transfer") any shares of Common Stock issued upon conversion of shares of Series C Preferred Stock or as dividends on such Series C Preferred Stock ("Affected Shares") without the prior written consent of the Company for a period of

180 days (the "Lockup Period") from the date of issuance of the Series C Preferred Stock as contemplated by the Exchange Agreement.

                  Notwithstanding the foregoing provision of this paragraph 1, the undersigned shall not be precluded from transferring any Affected Shares to an "affiliate" (as such term is defined in Rule 144 under the Securities Act of 1933, as amended (the "Securities Act")) of the undersigned during the Lockup Period in any transfer not involving a public distribution or public offering; provided, however, that prior to such transfer the transferee shall execute and deliver to the Company an agreement substantially identical to this agreement and otherwise reasonably satisfactory in form and substance to the Company, in which such affiliate agrees to abide by all of the restrictions set forth in this agreement.

                  Notwithstanding the foregoing provision of this paragraph 1, the undersigned shall not be precluded from transferring any Affected Shares, in any transfer (i) pursuant to a tender or exchange offer made by or on behalf of the Company or a third-party, (ii) in connection with a merger, consolidation, sale of all or substantially all of the assets, recapitalization or similar transaction involving the Company or (iii) not involving a public distribution or offering registered under the Securities Act and which is not made through a broker, dealer or market-maker pursuant to Rule 144 under the Securities Act (including a pledge that meets such requirements); provided, however, that prior to any transfer of Affected Shares under clause (iii) and prior to any transfer of Series C Preferred Stock (other than under the circumstances set forth in clauses (i) or (ii)), the transferee shall execute and deliver to the Company an agreement substantially identical to this agreement and otherwise reasonably satisfactory in form and substance to the Company, in which such transferee agrees to abide by all of the restrictions set forth in this agreement.

                    The undersigned further agrees that prior to the transfer during the Lockup Period of any Series C Preferred Stock or Common Stock issued as dividends paid on Series C Preferred Stock, the transferee shall execute and deliver to the Company an agreement substantially identical to this agreement and otherwise reasonably satisfactory in form and substance to the Company, in which such transferee agrees to abide by all of the restrictions set forth in this agreement.

                  2. 25% Limit. The undersigned further agrees that the undersigned will not transfer during any 90 day period Affected Shares that collectively represent more than 25% of the aggregate number of shares of Common Stock issuable upon the conversion of the Series C Preferred Stock received by the undersigned pursuant to the Exchange Agreement or as dividends on such Series C Preferred Stock (the "25% Limit"), except as provided below.

                  Notwithstanding the foregoing provision of this paragraph 2, the undersigned shall not be precluded from transferring any Affected Shares after the

Lockup Period, in any transfer (i) pursuant to an underwritten, public offering pursuant to a registration statement under the Securities Act, (ii) pursuant to a tender or exchange offer made by or on behalf of the Company or a third-party,
(iii) in connection with a merger, consolidation, sale of all or substantially all of the assets, recapitalization or similar transaction involving the Company or (iv) not involving a public distribution or offering registered under the Securities Act and which is not made through a broker, dealer or market-maker pursuant to Rule 144 under the Securities Act; provided, however, that prior to any transfer of Affected Shares under clause (iv) and prior to any transfer of Series C Preferred Stock (other than under the circumstances set forth in clauses (i), (ii) or (iii)), the transferee shall execute and deliver to the Company an agreement substantially similar to this agreement (but omitting the provisions of paragraph 1 hereof), reasonably satisfactory in form and substance to the Company, in which such transferee agrees that it will comply with the 25% Limit, pro rated as to the Affected Shares transferred to it, and that it will furnish to the Company notice of each sale of Common Stock certifying that each such sale, collectively with all prior sales by such entity, did not result in a violation of the 25% Limit and, provided, further, that the number of Affected Shares that any such transferee may sell during the applicable 90 day period that includes the original date of transfer to such transferee shall be reduced by a number of shares equal to the proportionate number of shares sold by the transferor during such 90 day period prior to such original date of transfer.

                  3. Termination of 25% Limit. The restrictions contained in paragraph 2 hereof, and in all agreements entered into by transferees pursuant to paragraph 2, shall terminate on the date that is five years after the date of issuance of the Series C Preferred Stock under the Exchange Agreement.

                  4. Execution by Newco. At or prior to the Closing under the Exchange Agreement, ONS shall cause Newco to execute and deliver this agreement or a counterpart hereof, at which time Newco shall become a party to this agreement and be bound (and have all rights and obligations of the Company) hereunder. Each of the parties hereto hereby agrees to take or cause to be taken such further actions, and to execute and deliver such amendments hereto, as may be necessary or as may be reasonably requested in order to make Newco a party to this Agreement and be bound (and have all rights and obligations of the Company) hereunder.

                  5. Similar Agreements. ONS represents that ONS is entering or has entered into agreements (the "Similar Agreements") with each of the Exchanging Partners identical (other than with respect to the name of the Exchanging Partner and the date of signature) to this agreement. ONS agrees that it will not amend or waive one or more provisions of any of the Similar
Agreements without offering to amend or waive one or more provisions of this agreement in an identical manner.

                  6. General. The undersigned understands that the agreements of the undersigned herein are irrevocable and shall be binding upon the undersigned's legal representatives, successors and assigns. The undersigned agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of Common Stock or other securities of the Company held by the undersigned except in compliance with this agreement.


                                            [Name]


                                            By:
                                               ---------------------------------
                                            Its:
                                                  ------------------------------



Agreed and Acknowledged:

ORION NETWORK SYSTEMS, INC.


By:
     ----------------------------

Its:
     ----------------------------

                                                                    Schedule 7.3
                                                                    ------------

                              List of ONS Approvals
                              ---------------------


1. Consents of the stockholders of ONS (including consents of the holders of ONS' preferred stock).

2. Filings may be required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

3. Any consent of the U.S. Federal Communications Commission that may be required for the Exchange, notwithstanding the memorandum from ONS's communications counsel attached hereto as Exhibit K, and the consent of the U.S. Federal Communications Commission that will be required for the Merger.

4. Any consents necessary to effect the transfer of certain contracts under Section 4.3 hereto.

                                                                    Schedule 7.9
                                                                    ------------

                           List of Subsidiaries of ONS
                           ---------------------------


Name of Subsidiary                   Number of Shares     Owned of Record By

Orion Satellite Corporation               100             Orion Network
                                                          Systems, Inc.

OrionNet, Inc.                            100             Orion Network
                                                          Systems, Inc.

OrionNet Finance Corporation              100             OrionNet, Inc.

Orion Asia Pacific Corporation           1,000            Orion Network
                                                          Systems, Inc.

Asia Pacific Space and                2,089,392           Orion Network
  Communications, Ltd.           (of 2,511,739 shares        Systems, Inc.
                                     outstanding)

                                                                   Schedule 7.11
                                                                   -------------


                                 SKYDATA MATTER
                                 --------------


In October 1995, Skydata Corporation ("Skydata"), a former Orion Atlantic contractor, filed suit against Orion Atlantic, Orion Satellite Corporation and ONS (the "Orion parties"), in the United States District Court for the Middle District of Florida, claiming that certain Orion Atlantic operations using frame relay switches infringe a Skydata patent. Skydata's suit sought damages in excess of $10 million and asked that any damages assessed be trebled although Skydata's prior demands were for amounts far lower than the amount now sought in the lawsuit. On December 11, 1995, the Orion parties filed a motion to dismiss the lawsuit on the grounds of lack of jurisdiction and violation of a mandatory arbitration agreement. In addition, on December 19, 1995, the Orion parties filed a Demand for Arbitration against Skydata with the American Arbitration Association in Atlanta, Georgia, requesting damages in excess of $100,000 for breach of contract and declarations, among other things, that ONS and Orion Atlantic owns a royalty-free license to the patent, that the patent is invalid and unenforceable and that ONS and Orion Atlantic have not infringed the patent. On March 5, 1996, the court granted ONS's motion to dismiss the lawsuit on the basis that Skydata's claims are subject to arbitration. Skydata has appealed the dismissal to the United States Court of Appeals for the Federal Circuit. Skydata has also filed a counterclaim in the arbitration proceeding asserting a claim for $2 million in damages as a result of the conduct of Orion and its affiliates. The Orion parties believe that they may be entitled to co-ownership of the patent at issue and, in any event, that there are substantial issues concerning inventorship, validity and enforceability of the patent as well as certain non-infringement and contractual defenses. On May 15, 1996, the arbitrator granted the Orion parties' request for an initial hearing on claims relating to the Orion parties' rights to the patent, including co-ownership claim and other contractual claims. This initial hearing, which may obviate the need for a subsequent hearing on patent infringement and validity, is scheduled to begin in late September 1996. The Orion parties believe that they have meritorious defenses and intend to assert their position vigorously in the arbitration proceeding. Although ONS believes that its potential exposure for royalties to Skydata will not be material to its financial conditions or results of operations, there can be no assurance as to the outcome of this matter.